OAKMARK FUNDS

THIRD QUARTER REPORT | JUNE 30, 2017

OAKMARK FUND

OAKMARK SELECT FUND

OAKMARK EQUITY AND INCOME FUND

OAKMARK GLOBAL FUND

OAKMARK GLOBAL SELECT FUND

OAKMARK INTERNATIONAL FUND

OAKMARK INTERNATIONAL SMALL CAP FUND

Oakmark Funds

2017 Third Quarter Report

TABLE OF CONTENTS

Commentary on Oakmark and Oakmark Select Funds	2
Oakmark Fund
Summary Information	6
Portfolio Manager Commentary	7
Schedule of Investments	8
Oakmark Select Fund
Summary Information	10
Portfolio Manager Commentary	11
Schedule of Investments	12
Oakmark Equity and Income Fund
Summary Information	14
Portfolio Manager Commentary	15
Schedule of Investments	17
Oakmark Global Fund
Summary Information	22
Portfolio Manager Commentary	23
Schedule of Investments	25
Oakmark Global Select Fund
Summary Information	26
Portfolio Manager Commentary	27
Schedule of Investments	28
Commentary on Oakmark International and Oakmark International Small Cap Funds	30
Oakmark International Fund
Summary Information	32
Portfolio Manager Commentary	33
Schedule of Investments	34
Oakmark International Small Cap Fund
Summary Information	36
Portfolio Manager Commentary	37
Schedule of Investments	38
Disclosures and Endnotes	40
Trustees and Officers	42

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements." Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "estimate", "may", "will", "expect", "believe",

"plan" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

OAKMARK FUNDS

Oakmark and Oakmark Select Funds  June 30, 2017

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com
oaklx@oakmark.com
oakwx@oakmark.com

At Oakmark, we are long-term investors. We attempt to identify growing businesses that are managed to benefit their shareholders. We will purchase stock in those businesses only when priced substantially below our estimate of intrinsic value. After purchase, we patiently wait for the gap between stock price and intrinsic value to close.

Last month, Win Murray and I had the opportunity to be interviewed by John Heins of Value Investor Insight (VII). In addition to editing VII, which we find to be one of the most interesting value investor publications, John teaches investing at the University of Alabama. We enjoy reading VII because it provides in-depth looks into different value investors' investment approaches, using individual stock examples that highlight their thought process. Below, we have excerpted a portion of our interview; the entire interview is available on our website.

We're assuming what you're looking for—stocks trading at discounts to your estimate of value, management teams aligned with shareholders, and value that grows over time—hasn't changed. True?

Bill Nygren: There hasn't been any significant change. From the time we started Oakmark Fund more than 25 years ago those have been the criteria we've used to find companies in which to invest. We still believe they're the three most important things on which to focus.

If you're missing any of those, you start to struggle with the investment idea. If the name isn't cheap, it doesn't even qualify as a value investment. If the value isn't growing, then you've got a clock that's ticking against you. And if management isn't focused on maximizing long-term per-share value, then no matter how good your analysis is of the business, the decisions being made can disrupt the rising path of value you'd otherwise see in the static business. It's only when all three of those things are present—discount to the value, value that's growing and management trying to maximize per-share value—that we have the confidence to make an investment.

Private-equity firms generally look for companies they believe investors will perceive differently five to seven years from now because of changes they can put in place. Investors today might be ignoring hidden assets or are overly focusing on a temporary problem, but a private-equity approach focuses on how business values could change over several years. That's a very different way of thinking from most investors who are trying to outguess each other on next quarter's or next year's earnings. We try to apply a private-equity approach to public-equity investing.

You invest in some of the best-known and most-followed companies in the world. What can make them mispriced?

BN: The easiest thing for investors to do is to extrapolate historical trends. The opportunities we find usually arise when that extrapolation leads to something that is very different than what we think is likely. That could come from new management and believing future margins are going to be very different than in the past. It could come from non-earning assets we believe over time will display their value. It could come from an overreaction to what we think is a short-term negative for earnings.

Win Murray: Frequently we're coming to companies that haven't been run particularly well and because of that the investor perception is that the business itself is not very good. With Baxter International [BAX], for example, we saw a company with an operating margin of roughly half the 20% we thought was possible, with a new CEO, Jose Almeida, taking over at the beginning of last year after a very successful stint at Covidien, where we had been a shareholder. That type of situation is frequently interesting, combining a stale company perception with an executive who has a record of success. With our time horizon generally giving turnarounds time to work, you can find opportunity even in well-known companies. [Note: Baxter shares, at $38.15 when Almeida became CEO, recently traded at $59.20.]

It's more difficult than ever to distinguish between permanent and temporary issues facing companies and their industries. Describe how you deal with investments that aren't working out as expected.

BN: When an analyst makes a recommendation, he or she is presenting a model for the business—how they expect the income statement and balance sheet to change over time and what that should mean for per-share business value—that stretches out for the next five to seven years. When we get to a point where the fundamental results have deviated significantly from that plan, say by a double-digit percentage level, that triggers a process where we completely revisit our assumptions to see if we'd have enough confidence to buy it today if it were a new investment.

Investors often struggle when a business hasn't performed as expected. When do you challenge your thesis and ask yourself, was I wrong? Value investors take great pride in their patience, but for patience to be a good thing, your thesis has to be right. At some point you may have to recognize when new information presents enough of a challenge to your thesis that you should revisit whether or not this is an investment you would make today. That's the process we go through when fundamentals are negatively deviating from our thesis. Likewise if they positively deviate, which is a much more pleasant situation.

How generally do you arrive at estimates of fair value?

WM: For most of our companies we estimate a normal cash-flow level—we use earnings before interest, taxes and amortization as a short cut—and then ascribe to that a multiple that makes sense in the framework of a discounted-cash-flow model and relative to valuations on all the other names we look at. We recognize the difficulty in precisely pegging what a company is worth two to three years from now, but if we're

See accompanying Disclosures and Endnotes on page 40.

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Oakmark and Oakmark Select Funds  June 30, 2017

Portfolio Manager Commentary (continued)

making our best estimates in every case and arriving at those estimates in a disciplined and consistent manner, we should be surfacing the most-attractive relative ideas for each portfolio.

I'll ask analysts, "If you had to bet your entire salary on whether or not the company will exceed or fall short of your cash-flow estimate, which way would you go?" If they're able to answer that question in either direction, then they're using the wrong number. We want them to be torn and not know if they'd bet the over or the under. Just because we're value investors doesn't mean that we want everything to be portrayed as conservatively as possible. When it comes to making portfolio-management decisions, it's the absolute value of the error that is going to cause the investment mistake, not just being too high.

What do you think the market is missing about General Electric [GE]?

WM: We like to look for management catalysts in companies that we think have a stale perception in the marketplace, and this fits that profile precisely.

We have always admired GE's businesses—we really like businesses where you sell a big piece of OEM equipment at a low margin and then collect a 40-year stream of high-margin service revenues that the customer is essentially locked into. GE has a lot of those businesses.

The problem we had with GE is that the culture of capital allocation developed under Jack Welch and continuing under Jeff Immelt was one that bought high-multiple businesses and sold low-multiple businesses in a way that destroyed shareholder value. They bought expensive healthcare, Amersham, when oil and gas was really cheap. Then they bought expensive oil and gas—Lufkin Industries, Vetco Gray, Dresser, and others—when healthcare was really cheap. They expanded financial services at the worst possible time. They sold NBC at the bottom of its ratings cycle at a very low multiple of cash flow. It was one thing after another that made us put a big discount on cash flows because of how they were being reinvested.

When Jeff Bornstein took over as GE's Chief Financial Officer in mid-2013 you can draw a line when capital stewardship changed. They bought Alstom's power-equipment business for a single-digit multiple of cash flows. They sold Synchrony Financial in a tax-efficient spinout and effectively used the proceeds to buy back shares. They sold the appliance business for a high multiple. They combined the oil and gas business with Baker Hughes at the bottom of an oil cycle in an asset-light way. They dismantled GE Capital swiftly and at a good multiple of book value. All very impressive and executed as a contrarian value investor would.

In another significant move, Bornstein drove a change in how GE's top 6,000 or so executives are paid. The new incentive system put in place at the beginning of 2016 was a complete revamp of a 1950s-era plan that was almost union-shop in construction, based more on seniority and your bonus last year than how you actually performed. The new plan pays out based on a scorecard of factors under managers' direct control and tracked in real time, and it's far more possible to get paid a lot or a little than under the old system. That's a big change we expect to have a very positive impact over time.

How well positioned do you consider GE's key operating divisions?

WM: Aviation is a powerhouse that has been taking global market share and is currently rolling out its biggest product launch ever—the LEAP jet engine developed with France's Safran—which is showing great uptake. The medical-equipment business is well positioned in its core ultrasound and imaging markets and has good growth potential in developing markets and with an expanded product line for the development of biologic drugs.

In power, while the broad segment may not grow quickly, there is significant upside for GE through cost synergies and cross-selling after the Alstom purchase. The last big piece is oil and gas. The Baker Hughes transaction filled holes in both companies' portfolios with little overlap and now the merged company has access to GE's balance sheet. Many national oil companies are resource-rich but cash poor and to develop their fields they would like to partner with an oil-field service company that can help finance the exploration and development. As the oil market recovers, the new Baker Hughes has the potential to gain share as a result.

Some analysts, citing a lower conversion of earnings into cash flow, have questioned GE's earnings quality. Is that a concern?

WM: We don't believe so. The company has been preparing for big product launches and has by design been less efficient with working capital in order to ensure smooth rollouts. We think that's fully explainable by where they are in the launch cycles and that the cash flows they're going to produce from those launches are well worth any short-term mismatch between GAAP earnings and cash flow.

Harley-Davidson [HOG] has been on value investors' radar for some time now, without much benefit. What upside do you see from here?

WM: Before we purchased the company's shares in Oakmark Select, we visited Milwaukee to meet with the CEO, Matt Levatich, who took over in May 2015. I was worried Matt would be too much of a caretaker CEO, kind of stewarding the strong brand along as it dealt with slow secular decline. We came away concluding that wasn't at all the case.

Prior management had spent a decade trying to optimize capacity for demand and improving manufacturing efficiencies. That was all well and good, but the challenge now has been to correct for years of underinvestment in new products, marketing and geographic expansion. Today they're investing more than 200 basis points of margin into marketing and new product development. They're opening dealerships in markets like China, India and Vietnam. They're marketing heavily to customers outside the traditional demographic of white males over the age of 35.

Is all that enough to compensate for traditional baby-boomer customers aging out of the market?

WM: Investors seem to be implicitly worried about the number of motorcycles current 50-to-70-year-olds will be buying in 10 to 15 years. Obviously that isn't a high number. What's more important is how many motorcycles 25-to-50-year-olds around the world will be buying in 10 to 15 years. We think that's going to be a surprisingly high number.

See accompanying Disclosures and Endnotes on page 40.

Oakmark.com 3

Oakmark and Oakmark Select Funds  June 30, 2017

Portfolio Manager Commentary (continued)

According to industry data, current 25-to-50-year-olds are more likely to own a motorcycle than baby-boomers were when they were that age. According to Harley, people under the age of 35 are buying more Harleys per capita than the boomers did at the same age. Internationally, it's not a question of demand for motorcycles—there are roughly eight million motorcycles in the U.S. out of 150 million worldwide—but the extent to which rising disposable incomes support the purchase of higher-end brands like Harley. We think the Harley brand is vibrant and healthy outside the U.S. as well as inside, and that it will benefit significantly as an aspirational brand. International now represents 36-37% of the company's unit volumes.

How do you handicap the competition?

WM: The most buzz is around Indian, which is Polaris's relaunched brand that has a lot of cachet among the type of rider that likes Harley. But Indian is a drop in the bucket relative to Harley, and its volumes are a long way from being large enough to incent Polaris to invest the large dollar amounts required to build significant additional Indian capacity. Our bigger worry would be competitors like Honda and Yamaha that do have the capacity.

This points to a key element of our thesis that will need constant scrutiny. We're arguing that the company is navigating a customer-base transition, but that the strength of the core brand underneath will win the day with a long-enough time horizon. If the brand isn't resonating with new customers as it has with old, that will clearly be an issue.

Are you finding it hard today to find sufficiently discounted share prices?

BN: It's always hard. When prices get to a level where they look really cheap relative to history, it's usually in the midst of a news environment that makes investors reluctant to commit long-term capital. I used to think it must have been easy to be an equity investor back in the 1950s when the dividend yield on the S&P 5001 exceeded the yield on ten-year Treasuries. When we experienced that environment in just the past few years, it didn't seem so easy.

I think it's dangerous to draw lines in the sand after which you'll just sit it out. Once you do, the temptation is to spend all your time trying to defend why now is not the time to be invested. I wrote a piece last year on the 25th anniversary of Oakmark Fund. At the time the fund had returned something like 20x investors' initial capital, while the S&P was up 10x. But when you look at the list of things investors had to deal with over that time—wars, hurricanes, global financial crisis, oil-price collapse, just to name a few—it's amazing the market returned 10-fold. It's surprising to me how many of our peers, who share our long-term belief that equities are likely to continue to be the highest-return asset category, believe they can enhance that return by figuring out those occasional periods where the equity market is at higher risk.

You could look at the market today and say the trailing P/E2 is 15-20% above historical averages, which could be enough to give one pause. On the other hand, dividend yields as a percentage of corporate bond yields are higher than normal. The economic growth outlook right now is positive. Retained earnings are higher than average and are being put to use to delever balance sheets, increase dividends and repurchase shares. There are always reasons to be bearish and there are always reasons to be bullish. We've just never been comfortable in making judgements on overall market levels.

Postscript: Since the publication of this interview, GE has announced that CEO Jeff Immelt will retire on August 1st, to be replaced by John Flannery, currently CEO of GE Healthcare. Jeff Bornstein will remain CFO and will also be promoted to the role of Vice Chairman. We believe these announcements are very positive. We've met with Flannery multiple times, and believe his cerebral return-focused leadership will serve the company well. GE remains a very attractive investment, in our view, and is well-positioned for substantial earnings and FCF growth. Flannery is being set up for success exactly opposite of the way Jack Welch left Immelt set up for failure.

See accompanying Disclosures and Endnotes on page 40.

4 OAKMARK FUNDS

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Oakmark Fund  June 30, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/05/91 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Fund (Investor Class)	3.82%	27.03%	8.45%	15.55%	8.70%	12.82%	08/05/91
S&P 500 Index	3.09%	17.90%	9.61%	14.63%	7.18%	9.59%
Dow Jones Industrial Average[3]	3.95%	22.12%	11.01%	13.45%	7.57%	10.49%
Lipper Large Cap Value Fund Index[4]	2.06%	17.98%	7.14%	13.55%	5.38%	8.85%
Oakmark Fund (Advisor Class)	3.84%	N/A	N/A	N/A	N/A	9.91%*	11/30/16
Oakmark Fund (Institutional Class)	3.85%	N/A	N/A	N/A	N/A	9.91%*	11/30/16
Oakmark Fund (Service Class)	3.75%	26.65%	8.11%	15.20%	8.37%	8.21%	04/05/01

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Citigroup, Inc.	3.6
Alphabet Inc., Class C	3.3
Bank of America Corp.	2.6
Oracle Corp.	2.5
American International Group, Inc.	2.4
Visa, Inc., Class A	2.4
JPMorgan Chase & Co.	2.4
FedEx Corp.	2.4
Apple, Inc.	2.4
State Street Corp.	2.4
FUND STATISTICS
Ticker*	OAKMX
Inception*	08/05/91
Number of Equity Holdings	51
Net Assets	$17.8 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$139.9 billion
Median Market Cap	$53.1 billion
Portfolio Turnover (for the 6-months ended 03/31/17)	11%
Expense Ratio - Investor Class (as of 09/30/16)*	0.89%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Financials	28.1
Information Technology	23.6
Consumer Discretionary	14.4
Industrials	11.0
Consumer Staples	6.4
Health Care	6.4
Energy	5.1
Short-Term Investments and Other	5.0

See accompanying Disclosures and Endnotes on page 40.

6 OAKMARK FUNDS

Oakmark Fund  June 30, 2017

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakmx@oakmark.com

Kevin Grant, CFA

Portfolio Manager

oakmx@oakmark.com

The Oakmark Fund increased 3.8% in the second quarter of 2017, which was ahead of the 3.1% gain for the S&P 5001 Index. This was the fourth quarter in a row in which the Oakmark Fund hit an all-time high adjusted NAV. Broader market strength continued in the second quarter despite lingering concerns about healthcare and tax reform, as well as a drop in energy commodity prices. As was the case in the first quarter, weakening oil prices hurt the performance of our energy holdings during the second quarter, but we remain confident in the long-term outlook for these businesses. With no change in our fundamental outlook for our energy businesses, the lower share prices represented an opportunity to increase the return potential of the portfolio, and accordingly, we added to most of our energy holdings during the quarter.

Our biggest contributing sectors were financials and information technology, and our lowest contributing sectors were energy and industrials. Our top individual contributors were Citigroup, Nestlé and Alphabet. Citigroup—and many of our other financial holdings—benefited late in the quarter from generally favorable results from the Federal Reserve's capital analysis review. We are pleased that Citigroup, as well as our other financial holdings, will have greater flexibility to return capital to shareholders through higher dividends and larger share repurchase programs. Alphabet produced a total return of 10%, primarily because of strong first quarter results. The company's revenue was up over 20% during the quarter, and Alphabet disclosed that YouTube achieved one billion hours watched per day. We have said that YouTube represents a source of unappreciated value within Alphabet, and this disclosure helped to validate our thinking. Our largest detractors were Anadarko, National Oilwell Varco and General Electric. We initiated a new position in Charter Communications during the quarter, and we didn't eliminate any positions.

Charter Communications (CHTR—$331)

Charter gives us the opportunity to invest in what we believe is a strong business with exceptional management at an attractive price. Because of their valuable infrastructure, U.S. cable companies are benefiting from strong demand for high-speed Internet access. In many markets, Charter has the only fiber-rich network capable of providing consumers with the high Internet speeds they demand. We believe that new competitors are unlikely to enter the market as they will have to invest massive amounts of capital for fractional penetration. This should provide a long runway for continued growth at Charter. Chairman and CEO Tom Rutledge earned an excellent reputation for execution at Cablevision, and he has achieved meaningful progress with the legacy Charter business. Corporate governance at Charter is influenced by Dr. John Malone. We've had tremendous success investing alongside Dr. Malone over the past 30+ years, and we greatly value his strategic vision and capital allocation skills. After reporting its first quarter earnings, Charter's stock price lagged behind the market as investors appeared to be frustrated with the pace of operational improvement at Time Warner Cable. Our experience investing in turnarounds reminds us that it takes more than a couple of quarters to make meaningful progress. We take a more positive, longer term view of the business, and Charter is valued at a discount to peer companies.

See accompanying Disclosures and Endnotes on page 40.

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Oakmark Fund  June 30, 2017 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.0%
FINANCIALS - 28.1%
DIVERSIFIED FINANCIALS - 10.8%
State Street Corp.	4,700	$421,731
Capital One Financial Corp.	4,663	385,241
Ally Financial, Inc.	17,435	364,391
Bank of New York Mellon Corp.	6,320	322,428
The Goldman Sachs Group, Inc.	1,105	245,199
Moody's Corp.	1,506	183,307
		1,922,297
BANKS - 10.7%
Citigroup, Inc.	9,630	644,055
Bank of America Corp.	19,300	468,218
JPMorgan Chase & Co.	4,715	430,951
Wells Fargo & Co.	6,610	366,260
		1,909,484
INSURANCE - 6.6%
American International Group, Inc.	6,980	436,390
Aflac, Inc.	4,910	381,409
Aon PLC	2,690	357,635
		1,175,434
		5,007,215
INFORMATION TECHNOLOGY - 23.6%
SOFTWARE & SERVICES - 13.6%
Alphabet, Inc., Class C (a)	651	591,816
Oracle Corp.	8,765	439,477
Visa, Inc., Class A	4,635	434,671
MasterCard, Inc., Class A	3,320	403,214
Automatic Data Processing, Inc.	3,420	350,413
Microsoft Corp.	2,940	202,654
		2,422,245
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.4%
Texas Instruments, Inc.	5,120	393,881
Intel Corp.	10,155	342,630
QUALCOMM, Inc.	4,345	239,931
		976,442
TECHNOLOGY HARDWARE & EQUIPMENT - 4.6%
Apple, Inc.	2,987	430,188
TE Connectivity, Ltd.	4,936	388,336
		818,524
		4,217,211
CONSUMER DISCRETIONARY - 14.4%
AUTOMOBILES & COMPONENTS - 4.9%
Fiat Chrysler Automobiles N.V. (a)	23,160	246,192
General Motors Co.	6,850	239,270
Delphi Automotive PLC	2,200	192,830
Harley-Davidson, Inc.	3,502	189,178
		867,470
	Shares	Value
MEDIA - 3.5%
Comcast Corp., Class A	6,638	$258,366
News Corp., Class A	15,401	210,990
Charter Communications, Inc., Class A (a)	481	162,079
		631,435
RETAILING - 2.4%
Liberty Interactive Corp. QVC Group, Class A (a)	11,491	281,987
AutoNation, Inc. (a)	3,432	144,676
		426,663
CONSUMER DURABLES & APPAREL - 2.1%
Whirlpool Corp.	1,957	374,994
CONSUMER SERVICES - 1.5%
MGM Resorts International	8,400	262,836
		2,563,398
INDUSTRIALS - 11.0%
CAPITAL GOODS - 8.6%
General Electric Co.	15,050	406,501
Parker-Hannifin Corp.	2,439	389,843
Cummins, Inc.	2,320	376,350
Caterpillar, Inc.	3,350	359,991
		1,532,685
TRANSPORTATION - 2.4%
FedEx Corp.	1,980	430,313
		1,962,998
CONSUMER STAPLES - 6.4%
FOOD, BEVERAGE & TOBACCO - 4.3%
Nestlé SA (b)	4,565	398,068
Diageo PLC (b)	3,100	371,473
		769,541
HOUSEHOLD & PERSONAL PRODUCTS - 2.1%
Unilever PLC (b)	6,863	371,426
		1,140,967
HEALTH CARE - 6.4%
HEALTH CARE EQUIPMENT & SERVICES - 6.4%
UnitedHealth Group, Inc.	2,195	406,997
Baxter International, Inc.	5,300	320,862
Medtronic PLC	2,440	216,550
HCA Healthcare, Inc. (a)	2,216	193,191
		1,137,600
ENERGY - 5.1%
Apache Corp.	8,240	394,937
National Oilwell Varco, Inc.	6,429	211,768
Anadarko Petroleum Corp.	3,400	154,156
Chesapeake Energy Corp. (a)	30,000	149,100
		909,961
TOTAL COMMON STOCKS - 95.0% (COST $10,340,419)		16,939,350

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Oakmark Fund  June 30, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
SHORT-TERM INVESTMENTS - 4.7%
GOVERNMENT AND AGENCY SECURITIES - 1.7%
Federal National Mortgage Association, 0.96%, due 07/03/17 (c) (Cost $299,984)	$300,000	$299,984
REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp. Repurchase Agreement, 0.34% dated 06/30/17 due 07/03/17, repurchase price $278,422 collateralized by United States Treasury Notes, 0.625% - 2.250%, due 11/15/25 - 01/15/26, aggregate value plus accrued interest of $283,986 (Cost: $278,414)	278,414	278,414
U.S. GOVERNMENT BILL - 1.1%
United States Treasury Bill, 0.81%, due 07/13/17 (c) (Cost $199,947)	200,000	199,947
COMMERCIAL PAPER - 0.3%
Anthem, Inc., 144A, 1.37%, due 07/05/17 (c) (d) (Cost $49,993)	50,000	49,993
TOTAL SHORT-TERM INVESTMENTS - 4.7% (COST $828,338)		828,338
TOTAL INVESTMENTS - 99.7% (COST $11,168,757)		17,767,688
Foreign Currencies (Cost $0) - 0.0% (e)		0	(f)
Other Assets In Excess of Liabilities - 0.3%		56,870
TOTAL NET ASSETS - 100.0%		$17,824,558

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(d)  These securities may be resold subject to restrictions on resale under federal securities law.

(e)  Amount rounds to less than 0.1%.

(f)  Amount rounds to less than $1,000.

Oakmark.com 9

Oakmark Select Fund  June 30, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/96 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Select Fund (Investor Class)	1.87%	24.78%	6.60%	15.38%	7.44%	12.75%	11/01/96
S&P 500 Index	3.09%	17.90%	9.61%	14.63%	7.18%	8.18%
Lipper Multi-Cap Value Fund Index[6]	1.18%	17.01%	5.90%	13.31%	4.91%	7.63%
Oakmark Select Fund (Advisor Class)	1.89%	N/A	N/A	N/A	N/A	7.80%*	11/30/16
Oakmark Select Fund (Institutional Class)	1.89%	N/A	N/A	N/A	N/A	7.80%*	11/30/16
Oakmark Select Fund (Service Class)	1.80%	24.39%	6.25%	15.01%	7.14%	9.40%	12/31/99

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Alphabet Inc., Class C	8.6
CBRE Group, Inc., Class A	7.2
TE Connectivity, Ltd.	6.2
Citigroup, Inc.	6.1
General Electric Co.	5.4
FNF Group	4.9
Apache Corp.	4.9
Oracle Corp.	4.8
Fiat Chrysler Automobiles N.V.	4.7
MasterCard, Inc., Class A	4.7
FUND STATISTICS
Ticker*	OAKLX
Inception*	11/01/96
Number of Equity Holdings	20
Net Assets	$5.9 billion
Benchmark	S&P 500 Index
Weighted Average Market Cap	$136.6 billion
Median Market Cap	$24.3 billion
Portfolio Turnover (for the 6-months ended 03/31/17)	9%
Expense Ratio - Investor Class (as of 09/30/16)*	0.98%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Financials	30.9
Information Technology	24.3
Consumer Discretionary	16.5
Energy	10.5
Real Estate	7.2
Industrials	5.4
Short-Term Investments and Other	5.2

See accompanying Disclosures and Endnotes on page 40.

10 OAKMARK FUNDS

Oakmark Select Fund  June 30, 2017

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oaklx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oaklx@oakmark.com

Win Murray

Portfolio Manager

oaklx@oakmark.com

The Oakmark Select Fund was up 1.9% for the quarter, trailing the S&P 5001 Index's 3.1% return. Three quarters into our fiscal 2017, the Oakmark Select Fund has increased by 15.7%, compared to a 13.5% gain for the S&P 500 Index.

During the quarter, we added one new position to the Fund, Weatherford International. Weatherford is the fourth-largest company in the oilfield services industry. The business was built through approximately 300 acquisitions over the past 30 years. These deals provided Weatherford with many high-quality business lines, but the financial results were disappointing due to poor integration efforts, inefficient operations, losses from non-core product lines, and—most recently—the most severe oil industry downturn in a generation. The majority of these headwinds are now abating. The previous management team has been replaced by a proven industry leader with a reputation for cost cutting. The company is divesting money-losing business lines and rationalizing its bloated operations. Although oil prices are still a challenge for the service industry, activity levels have increased substantially. Over the next few years, the combination of the operational improvements and oil market recovery should lead to substantial earnings at Weatherford. We believe Weatherford represents a classic turnaround investment, and its current share price is cheap relative to our estimate of the company's future cash flows.

We eliminated our position in Intel. We still believe the stock is reasonably priced and continue to hold it in our more diversified products. However, we do not believe it meets the hurdle for inclusion in a concentrated portfolio.

Our best performer in the quarter, up 23%, was Liberty Interactive QVC. As we discussed in our third quarter 2016 letter, after the company reported an unexpected decline in sales, its stock price sagged. But management was taking actions to fix the issues, and at that time, we believed the stock had fallen far in excess of the change in underlying business value. Now, its sales declines have moderated, and growth is expected to resume later this year. The stock price has increased accordingly.

The Fund's largest holding—and consequently, the biggest contributor to our performance—was Alphabet, up 10%. The company reported excellent earnings, with sales growth greater than 20%. Please see the link to our Value Investing Insight interview for a full discussion of how we're valuing this company and why we believe it's still an attractive investment.

Our biggest detractors to performance were energy holdings: Chesapeake and the aforementioned Weatherford. Our energy positions in aggregate subtracted 2.4% from our performance this quarter, well in excess of the 1.2% by which the Fund lagged behind the S&P 500. It's easy to see that our investments here are quite out of favor. Contrary to current sentiment, however, we believe our investments in this sector are some of the most attractively priced securities in the market today, with balance sheets much improved over the last year and with talented management teams at the helm.

Thank you, our fellow shareholders, for your continued investment in our Fund.

See accompanying Disclosures and Endnotes on page 40.

Oakmark.com 11

Oakmark Select Fund  June 30, 2017 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.8%
FINANCIALS - 30.9%
BANKS - 14.1%
Citigroup, Inc.	5,312	$355,267
Bank of America Corp.	9,901	240,188
JPMorgan Chase & Co.	2,568	234,715
		830,170
INSURANCE - 9.2%
FNF Group	6,446	288,983
American International Group, Inc.	3,995	249,780
		538,763
DIVERSIFIED FINANCIALS - 7.6%
Capital One Financial Corp.	2,855	235,872
Ally Financial, Inc.	10,000	209,000
		444,872
		1,813,805
INFORMATION TECHNOLOGY - 24.3%
SOFTWARE & SERVICES - 18.1%
Alphabet, Inc., Class C (a)	557	505,845
Oracle Corp.	5,567	279,129
MasterCard, Inc., Class A	2,259	274,355
		1,059,329
TECHNOLOGY HARDWARE & EQUIPMENT - 6.2%
TE Connectivity, Ltd.	4,623	363,733
		1,423,062
CONSUMER DISCRETIONARY - 16.5%
AUTOMOBILES & COMPONENTS - 8.7%
Fiat Chrysler Automobiles N.V. (a)	26,134	277,806
Harley-Davidson, Inc.	4,300	232,286
		510,092
CONSUMER SERVICES - 4.3%
MGM Resorts International	8,000	250,320
RETAILING - 3.5%
Liberty Interactive Corp. QVC Group, Class A (a)	8,459	207,581
		967,993
ENERGY - 10.5%
Apache Corp.	5,971	286,190
Weatherford International PLC (a)	54,500	210,915
Chesapeake Energy Corp. (a)	23,840	118,487
		615,592
REAL ESTATE - 7.2%
CBRE Group, Inc., Class A (a)	11,648	423,969
INDUSTRIALS - 5.4%
CAPITAL GOODS - 5.4%
General Electric Co.	11,768	317,854
TOTAL COMMON STOCKS - 94.8% (COST $3,602,261)		5,562,275
	Par Value	Value
SHORT-TERM INVESTMENTS - 5.2%
REPURCHASE AGREEMENT - 3.5%
Fixed Income Clearing Corp. Repurchase Agreement, 0.34% dated 06/30/17 due 07/03/17, repurchase price $202,816, collateralized by a United States Treasury Bond, 3.625%, due 08/15/43, value plus accrued interest of $206,868 (Cost: $202,810)	$202,810	$202,810
GOVERNMENT AND AGENCY SECURITIES - 1.7%
Federal National Mortgage Association, 0.96%, due 07/03/17 (b) (Cost $99,995)	100,000	99,995
TOTAL SHORT-TERM INVESTMENTS - 5.2% (COST $302,805)		302,805
TOTAL INVESTMENTS - 100.0% (COST $3,905,066)		5,865,080
Other Assets In Excess of Liabilities - 0.0% (c)		1,738
TOTAL NET ASSETS - 100.0%		$5,866,818
	Shares Subject to Call	Value
PUT OPTIONS WRITTEN - 0.0% (c)
ENERGY - 0.0% (c)
Chesapeake Energy Corp., strike price $5.00, expires 08/18/2017	(60,000)	(2,340)
TOTAL PUT OPTIONS WRITTEN - 0.0% (c) (PREMIUMS RECEIVED $(2,307))		(2,340)

(a)  Non-income producing security

(b)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(c)  Amount rounds to less than 0.1%.

12 OAKMARK FUNDS

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Oakmark.com 13

Oakmark Equity and Income Fund  June 30, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 11/01/95 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Equity and Income Fund (Investor Class)	1.70%	17.12%	4.52%	9.30%	6.49%	10.24%	11/01/95
Lipper Balanced Fund Index	2.52%	10.80%	5.06%	8.53%	5.11%	6.88%
S&P 500 Index	3.09%	17.90%	9.61%	14.63%	7.18%	8.83%
Barclays U.S. Govt./Credit Index	1.69%	-0.41%	2.62%	2.29%	4.57%	5.31%
Oakmark Equity and Income Fund (Advisor Class)	1.74%	N/A	N/A	N/A	N/A	7.61%*	11/30/16
Oakmark Equity and Income Fund (Institutional Class)	1.77%	N/A	N/A	N/A	N/A	7.64%*	11/30/16
Oakmark Equity and Income Fund (Service Class)	1.62%	16.78%	4.18%	8.95%	6.15%	8.56%	07/12/00

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Bank of America Corp.	4.9
General Motors Co.	4.5
Oracle Corp.	3.6
TE Connectivity, Ltd.	3.4
Nestlé ADR	3.1
MasterCard, Inc., Class A	2.7
Dover Corp.	2.7
UnitedHealth Group, Inc.	2.6
CVS Health Corp.	2.5
Philip Morris International, Inc.	2.3
FUND STATISTICS
Ticker*	OAKBX
Inception*	11/01/95
Number of Equity Holdings	43
Net Assets	$15.9 billion
Benchmark	Lipper Balanced Fund Index
Weighted Average Market Cap	$94.8 billion
Median Market Cap	$18.2 billion
Portfolio Turnover (for the 6-months ended 03/31/17)	9%
Expense Ratio - Investor Class (as of 09/30/16)*	0.79%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Equity Investments
Financials	16.6
Information Technology	10.1
Consumer Discretionary	10.0
Consumer Staples	9.6
Industrials	6.5
Health Care	4.5
Energy	2.7
Real Estate	1.7
Materials	0.8
Total Equity Investments	62.5
Fixed Income Investments
Corporate Bonds	13.4
Government and Agency Securities	9.1
Convertible Bonds	0.1
Total Fixed Income Investments	22.6
Short-Term Investments and Other	14.9

See accompanying Disclosures and Endnotes on page 40.

14 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2017

Portfolio Manager Commentary

Clyde S. McGregor, CFA

Portfolio Manager

oakbx@oakmark.com

M. Colin Hudson, CFA

Portfolio Manager

oakbx@oakmark.com

Edward J. Wojciechowski, CFA

Portfolio Manager

oakbx@oakmark.com

Quarter Review

Although the June quarter superficially appeared to extend trends that emerged after the presidential election, a more careful examination shows material changes in the landscape. Perhaps most striking has been the flattening of the yield curve. The yield curve simply plots the interest rates of fixed income securities with equal credit quality but differing maturities at a specific moment in time. Investors most commonly refer to the yield curve relative to U.S. Treasury issues, given that market's depth and breadth. The U.S. Federal Reserve (the Fed) heavily influences the short end of the Treasury yield curve. During the past quarter, the Fed caused the Fed Funds rate (the shortest term rate) to increase by 25 basis points or 1/4%. The longer end of the yield curve did not follow the move upward, however, resulting in the flattening mentioned above.

Former Fed Chair Alan Greenspan, observing a similar phenomenon 12 years ago, called this a "conundrum." Historically, a flattening yield curve has often been a harbinger of impending economic deceleration, and some macro investors take that position now. Others argue that historical precedent carries little weight today given the unique features of the current environment, particularly the minimal interest rates available in European or Japanese fixed income instruments. Still another explanation is that entities with very long duration liabilities are struggling to populate their portfolios with similarly long duration assets, meaning that strong demand for longer maturity assets puts a cap on their rates. Our perspective is that interest rates set the price for money and that money is priced too cheaply at today's prices. We continue to maintain a low-risk posture in the Fund's fixed income allocation, although this was not helpful to the Fund's relative results this past quarter.

For the equity market in the quarter, volatility remained low, but relative performance shifted to favor growth companies. Large capitalization issues outperformed small, with technology leading the way until the end of the quarter. Remember the FANGs (Facebook, Amazon, Netflix and Google) that dominated equity market returns in 2015? In this year's second quarter, a new acronym was coined: FAAMG (Facebook, Amazon, Apple, Microsoft and Google9). Through much of the quarter, the FAAMGs accounted for a substantial proportion of the S&P 500's1 return. We believe that this occurred as investors concluded that the new administration would be unable to pass business-friendly legislation, so they moved toward dependable growth names.

The Equity and Income Fund earned 1.7% in the quarter, while the Lipper Balanced Fund Index7, the Fund's performance benchmark, gained 2.5%. For the calendar six months, the Fund returned 5.9%, compared to 6.8% for the Lipper. The Fund's nine-month fiscal year return was 11.2%, compared to 7.5% for the Lipper. The annualized compound rate of return since the Fund's inception in 1995 is 10.2% while the corresponding return to the Lipper Index is 6.9%.

Nestlé, Oracle, UnitedHealth Group, FNF Group and Citigroup led the list of contributors to return for the quarter. The largest detractors were Foot Locker, Kate Spade, National Oilwell Varco, Baker Hughes and Arconic. The common denominator among these names was weakness in the retail and energy sectors, which has been a recurring theme recently. Retail struggled with the disruptive evolution from the traditional brick-and-mortar channel to e-commerce. For energy, the price of oil declined significantly in the quarter, causing a commensurate drop in stocks in the industry.

In terms of acquisition activity, Kate Spade agreed to a merger with Coach during the quarter but at a price that disappointed investors, including ourselves. (We discuss this in more depth later in the letter.) The Fund benefited from a more attractive acquisition outcome in the quarter for Fund holding VWR, a distributor of laboratory equipment and supplies.

For the calendar six months, Oracle, Nestlé, Philip Morris, Bank of America and TE Connectivity contributed most while Foot Locker, Baker Hughes, National Oilwell Varco, Kate Spade and Arconic were the biggest detractors. For the nine months of the Fund's current fiscal year, Bank of America, Oracle, TE Connectivity, UnitedHealth and General Motors led the contributors' list, while Foot Locker, CVS Health, National Oilwell Varco, Arconic and HSN detracted most.

Balanced Fund/Target Date Fund?

Balanced funds—i.e., funds that mix different asset classes such as stocks and bonds—have been part of the investing landscape for scores of years. Historically, they were seen as the investing answer to investors seeking a mix of growth and income but with buffered volatility. Over the past few decades, the investment management industry has been creative in new product development, including in this area. Target date funds emerged in the 1990s as an alternative to balanced funds, particularly in retirement accounts. Target date funds remove the asset allocation decision from the investor. Instead, these funds automatically adjust their asset allocation over time, based on the investor's age or anticipated retirement date. Note, however, that this automation also takes the allocation decision away from the portfolio manager, since the fund mechanistically reallocates away from equities as time passes.

Although target date funds are conceptually appealing, in our opinion the market environment will determine their ability to meet the needs of their investors. In a normal environment, the "glide path"—or the transition from equities to bonds—can make sense. As investors near retirement, they want less risk, which fixed income securities typically provide. The problem

See accompanying Disclosures and Endnotes on page 40.

Oakmark.com 15

Oakmark Equity and Income Fund  June 30, 2017

Portfolio Manager Commentary (continued)

arises when fixed income's riskiness is above normal, as we believe it to be today. One measure of potential riskiness is duration, which measures how much interest rate changes will affect the price of a security. Higher durations imply greater interest rate sensitivity, which can mean that the risk of a loss is increased. Today, fixed income durations are very high across the entire spectrum of issues, a function of historically low interest rates. In the circumstance of someone who will be consuming their retirement account over time, the risk is that he or she will be selling supposedly safe fixed income assets at a loss should rates normalize to historic averages.

A very recent paper published by the University of Waterloo compares target date funds to basketball players who shoot the ball in an identical fashion, regardless of where they are positioned on the court. "The player is following a deterministic process, not focused on an end goal (sinking a basket)," the authors write. "In contrast, a player following an adaptive strategy will shoot at different angles and velocities, depending on where he is in relation to the basket, always keeping in mind that the goal is to sink the basket."10 Although the "adaptive strategy" that the authors elaborate differs from that which we employ in the Equity and Income Fund, the general concept is the same. We invest in the most attractively valued assets, depending on the environment, and by doing so, we attempt to buffer the risk of material loss of capital. We believe that this approach has stood the test of time. Perhaps time will prove that target date funds are also a valuable addition to the investing landscape, but for now we hope that investors understand their risks as well.

Transaction Activity

The Fund's overall asset allocation ended the quarter little changed from the previous report. During the quarter, we initiated new positions in CommScope Holding Company (COMM) and eliminated the Kate Spade holding after the merger agreement with Coach was announced. CommScope is a leading provider of infrastructure equipment for wired and wireless communications networks. Increasing requirements for capacity and speed across data, video and voice networks should drive low- to mid-single digit organic growth at the company. We believe the management team has shown themselves to be excellent operators with a history of strong revenue and earnings growth and a track record of successful merger integrations. The company is ahead of schedule in realizing synergies from its recent acquisition of Broadband Network Solutions (BNS) from TE Connectivity. CommScope businesses generate significant cash flow, and the company is rapidly paying down debt. Trading at a P/E in the low teens and at a discount to private market value, this high-quality company is selling at a very attractive price in our view.

As previously stated, Kate Spade agreed to a merger with Coach at an acquisition price that we found disappointing and below what we considered fair value. It may be that we were simply wrong in our assessment of the franchise's worth, but we think that the poor retail environment worked to degrade the sales process and produced a non-optimal outcome.

As always, we thank our shareholders for entrusting their assets to the Fund and welcome your questions and comments.

See accompanying Disclosures and Endnotes on page 40.

16 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2017 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 62.5%
FINANCIALS - 16.6%
BANKS - 8.5%
Bank of America Corp.	32,302	$783,642
Citigroup, Inc.	5,165	345,429
Wells Fargo & Co.	2,471	136,901
U.S. Bancorp	1,574	81,711
		1,347,683
DIVERSIFIED FINANCIALS - 5.3%
Bank of New York Mellon Corp.	5,171	263,828
TD Ameritrade Holding Corp.	5,529	237,699
Ally Financial, Inc.	9,973	208,425
State Street Corp.	1,551	139,189
		849,141
INSURANCE - 2.8%
FNF Group	6,360	285,110
Principal Financial Group, Inc.	2,544	162,999
		448,109
		2,644,933
INFORMATION TECHNOLOGY - 10.1%
SOFTWARE & SERVICES - 6.4%
Oracle Corp.	11,522	577,703
MasterCard, Inc., Class A	3,602	437,500
		1,015,203
TECHNOLOGY HARDWARE & EQUIPMENT - 3.7%
TE Connectivity, Ltd.	6,797	534,756
CommScope Holding Co., Inc. (a)	1,342	51,050
		585,806
		1,601,009
CONSUMER DISCRETIONARY - 10.0%
AUTOMOBILES & COMPONENTS - 7.2%
General Motors Co.	20,307	709,337
BorgWarner, Inc.	5,914	250,517
Lear Corp.	1,316	187,039
		1,146,893
RETAILING - 2.0%
Foot Locker, Inc.	5,783	284,966
HSN, Inc.	1,034	32,972
		317,938
CONSUMER SERVICES - 0.4%
MGM Resorts International	2,351	73,570
CONSUMER DURABLES & APPAREL - 0.4%
Carter's, Inc.	664	59,090
		1,597,491
	Shares	Value
CONSUMER STAPLES - 9.6%
FOOD, BEVERAGE & TOBACCO - 7.1%
Nestlé SA (b)	5,623	$490,326
Philip Morris International, Inc.	3,092	363,120
Diageo PLC (b)	2,310	276,819
		1,130,265
FOOD & STAPLES RETAILING - 2.5%
CVS Health Corp.	4,911	395,168
		1,525,433
INDUSTRIALS - 6.5%
CAPITAL GOODS - 5.3%
Dover Corp.	5,357	429,770
Arconic, Inc.	6,012	136,163
Oshkosh Corp.	1,541	106,150
Flowserve Corp.	2,091	97,088
WESCO International, Inc. (a)	682	39,056
The Manitowoc Co., Inc. (a)	6,243	37,519
		845,746
TRANSPORTATION - 1.0%
Union Pacific Corp.	1,399	152,376
COMMERCIAL & PROFESSIONAL SERVICES - 0.2%
Herman Miller, Inc.	1,246	37,875
		1,035,997
HEALTH CARE - 4.5%
HEALTH CARE EQUIPMENT & SERVICES - 3.8%
UnitedHealth Group, Inc.	2,261	419,316
HCA Healthcare, Inc. (a)	2,186	190,593
		609,909
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.7%
VWR Corp. (a)	3,233	106,708
		716,617
ENERGY - 2.7%
Baker Hughes, Inc.	3,820	208,205
National Oilwell Varco, Inc.	5,789	190,680
Ultra Petroleum Corp. (a)	2,918	31,665
		430,550
REAL ESTATE - 1.7%
Jones Lang LaSalle, Inc.	1,204	150,455
Gaming and Leisure Properties, Inc.	1,833	69,034
The Howard Hughes Corp. (a)	429	52,681
		272,170
MATERIALS - 0.8%
Glencore PLC	35,440	132,569
TOTAL COMMON STOCKS - 62.5% (COST $5,571,238)		9,956,769

Oakmark.com 17

Oakmark Equity and Income Fund  June 30, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 22.6%
CORPORATE BONDS - 13.4%
FINANCIALS - 4.0%
Aflac, Inc. 2.875%, due 10/15/26	$980	$954
Ally Financial, Inc. 4.75%, due 09/10/18	4,743	4,873
American Express Credit Corp. 1.875%, due 11/05/18	4,915	4,923
2.60%, due 09/14/20	2,945	2,988
American International Group, Inc. 3.30%, due 03/01/21	14,665	15,088
Aon Corp. 5.00%, due 09/30/20	14,745	15,878
Bank of America Corp. 1.95%, due 05/12/18	31,675	31,708
2.151%, due 11/09/20	6,970	6,938
4.45%, due 03/03/26	5,000	5,204
Capital One Bank USA NA 2.15%, due 11/21/18	3,768	3,773
Capital One NA 2.35%, due 08/17/18	5,000	5,020
Capital One NA/Mclean VA 1.85%, due 09/13/19	39,255	38,923
Citigroup, Inc. 1.70%, due 04/27/18	29,020	28,991
2.45%, due 01/10/20	19,910	20,030
3.40%, due 05/01/26	15,000	14,838
4.05%, due 07/30/22	13,338	13,943
6.125%, due 11/21/17	10,180	10,354
2.05%, due 12/07/18	2,098	2,101
CNO Financial Group, Inc. 4.50%, due 05/30/20	9,830	10,199
5.25%, due 05/30/25	5,895	6,243
Credit Suisse Group AG, 144A 7.50% (c) (d) (e)	30,000	33,639
6.25% (c) (d) (e)	7,000	7,437
Credit Suisse Group Funding Guernsey, Ltd. 3.125%, due 12/10/20	25,000	25,470
3.80%, due 06/09/23	14,750	15,207
Credit Suisse New York 1.75%, due 01/29/18	24,700	24,713
E*TRADE Financial Corp. 5.375%, due 11/15/22	24,308	25,553
4.625%, due 09/15/23	7,865	8,180
Goldman Sachs Group, Inc. 2.625%, due 04/25/21	2,000	2,004
JPMorgan Chase & Co. 2.972%, due 01/15/23	29,765	30,119
1.70%, due 03/01/18	21,596	21,603
2.383%, due 10/24/23 (d)	19,910	20,209
Moody's Corp. 4.50%, due 09/01/22	9,820	10,615
5.50%, due 09/01/20	3,780	4,146
MSCI, Inc., 144A 5.25%, due 11/15/24 (c)	9,905	10,499
4.75%, due 08/01/26 (c)	5,925	6,090
5.75%, due 08/15/25 (c)	2,950	3,195
	Par Value	Value
Principal Life Global Funding II, 144A 2.15%, due 01/10/20 (c)	$19,910	$19,933
2.375%, due 11/21/21 (c)	6,970	6,907
Reinsurance Group of America, Inc. 3.95%, due 09/15/26	4,905	4,985
S&P Global, Inc. 4.00%, due 06/15/25	17,150	17,957
2.95%, due 01/22/27	9,810	9,443
4.40%, due 02/15/26	1,970	2,118
3.30%, due 08/14/20	1,970	2,020
2.50%, due 08/15/18	1,970	1,984
S&P Global, Inc., 144A 2.50%, due 08/15/18 (c)	1,267	1,276
The Bear Stearns Cos. LLC 4.65%, due 07/02/18	8,205	8,436
The Goldman Sachs Group, Inc. 2.35%, due 11/15/21	14,616	14,419
2.30%, due 12/13/19	6,970	6,989
2.922%, due 10/28/27 (d)	2,975	3,093
2.875%, due 02/25/21	1,000	1,011
2.55%, due 10/23/19	980	991
Voya Financial, Inc. 3.65%, due 06/15/26	1,960	1,964
Wachovia Corp. 5.75%, due 02/01/18	1,197	1,225
Wells Fargo & Co. 3.069%, due 01/24/23	14,930	15,139
2.402%, due 10/31/23 (d)	8,603	8,756
Wells Fargo Bank NA 2.15%, due 12/06/19	9,900	9,946
1.80%, due 11/28/18	9,900	9,920
		640,160
CONSUMER DISCRETIONARY - 3.2%
1011778 BC ULC / New Red Finance, Inc., 144A 6.00%, due 04/01/22 (c)	29,500	30,569
BorgWarner, Inc. 4.625%, due 09/15/20	10,810	11,559
CCO Holdings LLC / CCO Holdings Capital Corp., 144A 5.125%, due 05/01/27 (c)	250	256
Coach, Inc. 3.00%, due 07/15/22	11,050	10,895
4.125%, due 07/15/27	4,975	4,921
Dana, Inc. 6.00%, due 09/15/23	3,925	4,092
Dollar Tree, Inc. 5.75%, due 03/01/23	2,950	3,113
5.25%, due 03/01/20	1,000	1,028
EMI Music Publishing Group North America Holdings, Inc., 144A 7.625%, due 06/15/24 (c)	4,910	5,462
Expedia, Inc. 5.00%, due 02/15/26	28,360	31,053
Foot Locker, Inc. 8.50%, due 01/15/22	4,340	5,078
General Motors Co. 4.875%, due 10/02/23	41,400	44,367
3.50%, due 10/02/18	29,525	30,043

18 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 22.6% (continued)
CORPORATE BONDS - 13.4% (continued)
General Motors Financial Co., Inc. 3.50%, due 07/10/19	$4,975	$5,091
3.10%, due 01/15/19	4,915	4,982
International Game Technology PLC, 144A 6.50%, due 02/15/25 (c)	19,600	21,511
6.25%, due 02/15/22 (c)	14,800	16,169
5.625%, due 02/15/20 (c)	9,800	10,419
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC, 144A 5.25%, due 06/01/26 (c)	1,000	1,052
5.00%, due 06/01/24 (c)	1,000	1,043
Lear Corp. 4.75%, due 01/15/23	17,411	18,014
5.375%, due 03/15/24	10,512	11,166
5.25%, due 01/15/25	5,290	5,597
Live Nation Entertainment, Inc., 144A 4.875%, due 11/01/24 (c)	14,935	15,159
5.375%, due 06/15/22 (c)	2,000	2,075
MGM Resorts International 8.625%, due 02/01/19	2,612	2,873
Omnicom Group, Inc. 3.625%, due 05/01/22	30,425	31,756
6.25%, due 07/15/19	2,950	3,195
Penn National Gaming, Inc., 144A 5.625%, due 01/15/27 (c)	6,970	7,101
Penske Automotive Group, Inc. 5.50%, due 05/15/26	11,343	11,286
5.375%, due 12/01/24	1,990	2,002
Scientific Games International, Inc. 10.00%, due 12/01/22	19,665	21,558
Scientific Games International, Inc., 144A 7.00%, due 01/01/22 (c)	8,875	9,452
Scripps Networks Interactive, Inc. 2.80%, due 06/15/20	3,930	3,976
Sirius XM Radio, Inc., 144A 5.25%, due 08/15/22 (c)	8,895	9,133
Tempur Sealy International, Inc. 5.50%, due 06/15/26	1,965	1,997
The Gap, Inc. 5.95%, due 04/12/21	1,965	2,130
The Priceline Group, Inc. 3.60%, due 06/01/26	14,730	14,911
The William Carter Co. 5.25%, due 08/15/21	36,132	37,171
Toyota Motor Credit Corp. 1.45%, due 01/12/18	29,495	29,512
Tribune Media Co. 5.875%, due 07/15/22	1,000	1,048
Wolverine World Wide, Inc., 144A 5.00%, due 09/01/26 (c)	11,845	11,682
Yum! Brands, Inc. 3.875%, due 11/01/23	6,329	6,250
		501,747
INFORMATION TECHNOLOGY - 1.7%
Activision Blizzard, Inc., 144A 6.125%, due 09/15/23 (c)	70,853	76,458
	Par Value	Value
Avnet, Inc. 4.875%, due 12/01/22	$5,290	$5,604
3.75%, due 12/01/21	2,985	3,033
Broadcom Corp. / Broadcom Cayman Finance, Ltd., 144A 3.00%, due 01/15/22 (c)	14,930	15,063
3.625%, due 01/15/24 (c)	9,955	10,184
2.375%, due 01/15/20 (c)	9,955	9,970
CDW LLC / CDW Finance Corp. 5.00%, due 09/01/25	9,955	10,328
5.00%, due 09/01/23	6,965	7,252
CommScope Technologies LLC, 144A 5.00%, due 03/15/27 (c)	14,438	14,402
CommScope, Inc., 144A 5.50%, due 06/15/24 (c)	2,985	3,107
Dell International LLC / EMC Corp., 144A 5.45%, due 06/15/23 (c) 14,725 15,979 4.42%, due 06/15/21 (c)	2,940	3,099
eBay, Inc. 2.50%, due 03/09/18	2,945	2,962
Electronic Arts, Inc. 4.80%, due 03/01/26	19,655	21,564
3.70%, due 03/01/21	14,740	15,339
Lam Research Corp. 2.75%, due 03/15/20	19,660	19,910
2.80%, due 06/15/21	4,910	4,981
Symantec Corp., 144A 5.00%, due 04/15/25 (c)	1,000	1,047
Tyco Electronics Group SA 6.55%, due 10/01/17	21,061	21,311
3.70%, due 02/15/26	9,830	10,142
2.35%, due 08/01/19	1,812	1,822
		273,557
HEALTH CARE - 1.4%
Abbott Laboratories 2.90%, due 11/30/21	14,935	15,102
2.35%, due 11/22/19	14,935	15,047
AbbVie, Inc. 1.80%, due 05/14/18	4,937	4,943
Anthem, Inc. 1.875%, due 01/15/18	4,200	4,203
Becton Dickinson and Co. 2.133%, due 06/06/19	9,950	9,965
3.30%, due 03/01/23	8,044	8,103
2.894%, due 06/06/22	2,985	2,994
3.363%, due 06/06/24	2,985	2,992
Boston Scientific Corp. 2.65%, due 10/01/18	6,945	7,009
Centene Corp. 4.75%, due 05/15/22	20,084	20,963
CHS/Community Health Systems, Inc. 6.875%, due 02/01/22	3,920	3,425
8.00%, due 11/15/19	2,940	2,955
Express Scripts Holding Co. 3.30%, due 02/25/21	4,915	5,062
HCA, Inc. 5.00%, due 03/15/24	7,465	7,904
3.75%, due 03/15/19	3,965	4,044
4.25%, due 10/15/19	1,990	2,065

Oakmark.com 19

Oakmark Equity and Income Fund  June 30, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 22.6% (continued)
CORPORATE BONDS - 13.4% (continued)
McKesson Corp. 1.40%, due 03/15/18	$22,100	$22,059
Medtronic, Inc. 1.50%, due 03/15/18	2,950	2,951
Quest Diagnostics, Inc. 4.70%, due 04/01/21	5,128	5,487
Quintiles IMS, Inc., 144A 5.00%, due 10/15/26 (c)	7,800	8,044
St Jude Medical LLC 2.00%, due 09/15/18	13,485	13,511
Thermo Fisher Scientific, Inc. 3.00%, due 04/15/23	1,970	1,986
Universal Health Services, Inc., 144A 4.75%, due 08/01/22 (c)	22,300	23,053
5.00%, due 06/01/26 (c)	12,805	13,285
3.75%, due 08/01/19 (c)	6,970	7,109
Zimmer Biomet Holdings, Inc. 3.15%, due 04/01/22	3,810	3,868
2.00%, due 04/01/18	1,815	1,818
		219,947
REAL ESTATE - 1.3%
CBRE Services, Inc. 5.25%, due 03/15/25	24,930	27,148
5.00%, due 03/15/23	25,239	26,296
4.875%, due 03/01/26	19,665	20,936
GLP Capital, LP / GLP Financing II, Inc. 4.375%, due 11/01/18	14,975	15,312
5.375%, due 11/01/23	12,000	13,050
4.875%, due 11/01/20	10,000	10,662
5.375%, due 04/15/26	3,925	4,287
4.375%, due 04/15/21	1,965	2,063
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. REIT 5.625%, due 05/01/24	2,945	3,210
Omega Healthcare Investors, Inc. 4.375%, due 08/01/23	15,046	15,429
Omega Healthcare Investors, Inc. REIT 5.25%, due 01/15/26	9,835	10,448
The Howard Hughes Corp., 144A 5.375%, due 03/15/25 (c)	11,945	12,214
Ventas Realty LP / Ventas Capital Corp. REIT 2.00%, due 02/15/18	15,876	15,898
Ventas Realty, LP REIT 3.125%, due 06/15/23	2,490	2,475
3.50%, due 02/01/25	1,000	993
Weyerhaeuser Co. REIT 6.95%, due 08/01/17	22,722	22,805
		203,226
CONSUMER STAPLES - 0.8%
CVS Health Corp. 4.00%, due 12/05/23	18,198	19,223
5.00%, due 12/01/24	6,880	7,621
4.75%, due 12/01/22	6,880	7,541
2.25%, due 08/12/19	2,884	2,901
Kraft Heinz Foods Co. 2.00%, due 07/02/18	34,173	34,260
	Par Value	Value
Kraft Heinz Foods Co., 144A 4.875%, due 02/15/25 (c)	$6,260	$6,709
Mead Johnson Nutrition Co. 4.125%, due 11/15/25	13,955	15,047
3.00%, due 11/15/20	6,885	7,062
Mondelez International Holdings Netherlands BV, 144A 2.00%, due 10/28/21 (c)	8,585	8,364
1.625%, due 10/28/19 (c)	7,764	7,691
Post Holdings, Inc., 144A 5.00%, due 08/15/26 (c)	2,000	1,995
5.50%, due 03/01/25 (c)	500	516
5.75%, due 03/01/27 (c)	500	514
Smithfield Foods, Inc., 144A 2.70%, due 01/31/20 (c)	6,420	6,454
3.35%, due 02/01/22 (c)	4,975	5,001
4.25%, due 02/01/27 (c)	995	1,018
		131,917
ENERGY - 0.4%
Cameron International Corp. 6.375%, due 07/15/18	2,375	2,485
Chevron Corp. 1.365%, due 03/02/18	9,835	9,832
Concho Resources, Inc. 5.50%, due 10/01/22	6,980	7,163
ConocoPhillips Co. 4.20%, due 03/15/21	4,915	5,211
National Oilwell Varco, Inc. 1.35%, due 12/01/17	9,844	9,831
Oceaneering International, Inc. 4.65%, due 11/15/24	5,895	5,814
Peabody Energy Corp., 144A 6.00%, due 03/31/22 (c)	500	496
6.375%, due 03/31/25 (c)	500	493
Schlumberger Holdings Corp., 144A 2.35%, due 12/21/18 (c)	14,740	14,827
4.00%, due 12/21/25 (c)	9,830	10,305
1.90%, due 12/21/17 (c)	4,915	4,920
		71,377
INDUSTRIALS - 0.3%
IHS Markit, Ltd., 144A 4.75%, due 02/15/25 (c)	100	107
Pentair Finance SA 2.90%, due 09/15/18	10,602	10,712
Stanley Black & Decker, Inc. 2.451%, due 11/17/18	6,875	6,942
USG Corp., 144A 4.875%, due 06/01/27 (c)	6,965	7,165
Welbilt, Inc. 9.50%, due 02/15/24	4,915	5,701
WESCO Distribution, Inc. 5.375%, due 06/15/24	13,675	14,273
5.375%, due 12/15/21	5,305	5,511
		50,411
TELECOMMUNICATION SERVICES - 0.3%
AT&T, Inc. 5.00%, due 03/01/21	16,710	18,068
Level 3 Financing, Inc. 5.125%, due 05/01/23	6,895	7,158

20 OAKMARK FUNDS

Oakmark Equity and Income Fund  June 30, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Par Value	Value
FIXED INCOME - 22.6% (continued)
CORPORATE BONDS - 13.4% (continued)
Zayo Group LLC / Zayo Capital, Inc. 6.00%, due 04/01/23	$14,745	$15,519
		40,745
Total Corporate Bonds (Cost $2,076,178)		2,133,087
GOVERNMENT AND AGENCY SECURITIES - 9.1%
U.S. GOVERNMENT NOTES - 8.8%
U.S. Government Notes 1.25%, due 07/15/20	470,652	490,652
1.375%, due 07/15/18	425,747	432,488
2.125%, due 01/15/19	227,054	234,415
1.75%, due 03/31/22	74,645	74,260
1.25%, due 11/30/18	73,725	73,627
1.875%, due 11/30/21	49,785	49,913
2.125%, due 01/31/21	24,570	24,948
1.75%, due 10/31/20	24,570	24,674
		1,404,977
U.S. GOVERNMENT AGENCIES - 0.3%
Federal National Mortgage Association, 1.25%, due 09/27/18	24,680	24,649
Federal Farm Credit Banks, 1.68%, due 08/16/21	17,165	16,787
		41,436
Total Government and Agency Securities (Cost $1,417,931)		1,446,413
CONVERTIBLE BOND - 0.1%
Chesapeake Energy Corp., 144A, 5.50%, due 09/15/26 (c) (Cost $14,454)	14,915	13,946
TOTAL FIXED INCOME - 22.6% (COST $3,508,563)		3,593,446
SHORT-TERM INVESTMENTS - 14.5%
COMMERCIAL PAPER - 10.6%
BMW US Capital LLC, 144A, 1.09% - 1.12%, due 07/07/17 - 07/26/17 (c) (f)	115,675	115,610
MetLife Short Term Funding LLC, 144A, 1.00% - 1.15%, due 07/05/17 - 08/03/17 (c) (f)	241,000	240,801
Anthem, Inc., 144A, 1.22% - 1.37%, due 07/05/17 - 08/01/17 (c) (f)	116,750	116,690
J.P. Morgan Securities LLC, 1.01% - 1.22%, due 07/10/17 - 08/01/17 (f)	249,000	248,863
Toyota Motor Credit Corp., 1.01% - 1.15%, due 07/05/17 - 08/11/17 (f)	248,750	248,621
J.P. Morgan Securities LLC, 144A, 1.19%, due 08/28/17 (c) (f)	49,750	49,656
Kraft Food Group, Inc., 144A, 1.35% - 1.52%, due 07/06/17 - 07/24/17 (c) (f)	298,950	298,788
General Mills, Inc., 144A, 1.27% - 1.29%, due 07/10/17 - 07/21/17 (c) (f)	155,415	155,347
	Par Value	Value
Schlumberger Holdings Corp., 144A, 1.22% - 1.48%, due 07/03/17 - 09/06/17 (c) (f)	$139,000	$138,846
Kellogg Co., 144A, 1.29% - 1.31%, due 07/05/17 - 07/13/17 (c) (f)	79,900	79,876
Total Commercial Paper (Cost $1,693,100)		1,693,098
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp. Repurchase Agreement, 0.34% dated 06/30/17 due 07/03/17, repurchase price $203,915, collateralized by a United States Treasury Bond, 3.125%, due 02/15/43, value plus accrued interest of $207,991 (Cost: $203,910)	203,910	203,910
U.S. GOVERNMENT BILL - 1.3%
United States Treasury Bills, 0.66%, due 08/17/17 (f) (Cost $199,830)	200,000	199,830
GOVERNMENT AND AGENCY SECURITIES - 0.9%
Federal National Mortgage Association, 0.96%, due 07/03/17 (f) (Cost $149,992)	150,000	149,992
CORPORATE BONDS - 0.4%
FINANCIALS - 0.3%
Bank of America Corp., 1.70%, due 08/25/17	41,521	41,536
MATERIALS - 0.1%
Glencore Finance Canada, Ltd., 144A, 2.70%, due 10/25/17 (c)	14,930	14,952
CONSUMER DISCRETIONARY - 0.0% (g)
Newell Brands, Inc., 2.05%, due 12/01/17	3,735	3,741
Total Corporate Bonds (Cost $60,243)		60,229
TOTAL SHORT-TERM INVESTMENTS - 14.5% (COST $2,307,075)		2,307,059
TOTAL INVESTMENTS - 99.6% (COST $11,386,876)		15,857,274
Foreign Currencies (Cost $0) - 0.0% (g)		0	(h)
Other Assets In Excess of Liabilities - 0.4%		70,944
NET ASSETS - 100.0%		$15,928,218

(a)  Non-income producing security

(b)  Sponsored American Depositary Receipt

(c)  These securities may be resold subject to restrictions on resale under federal securities law.

(d)  Floating Rate Note. Rate shown is as of June 30, 2017.

(e)  Security is perpetual and has no stated maturity date.

(f)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(g)  Amount rounds to less than 0.1%.

(h)  Amount rounds to less than $1,000.

Abbreviations:

  REIT: Real Estate Investment Trust

Oakmark.com 21

Oakmark Global Fund  June 30, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 08/04/99 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Fund (Investor Class)	4.31%	31.46%	3.45%	12.00%	4.78%	10.33%	08/04/99
MSCI World Index	4.03%	18.20%	5.24%	11.38%	3.97%	4.46%
Lipper Global Fund Index[12]	4.64%	20.87%	5.24%	11.41%	3.94%	5.27%
Oakmark Global Fund (Advisor Class)	4.37%	N/A	N/A	N/A	N/A	15.83%*	11/30/16
Oakmark Global Fund (Institutional Class)	4.40%	N/A	N/A	N/A	N/A	15.87%*	11/30/16
Oakmark Global Fund (Service Class)	4.28%	31.07%	3.10%	11.63%	4.42%	10.48%	10/10/01

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Credit Suisse Group AG	5.2
Lloyds Banking Group PLC	5.0
Daimler AG	5.0
Toyota Motor Corp.	5.0
Allianz SE	4.5
Bank of America Corp.	4.4
TE Connectivity, Ltc.	4.3
Alphabet Inc., Class C	4.3
Citigroup, Inc.	4.2
General Motors Co.	3.9
FUND STATISTICS
Ticker*	OAKGX
Inception*	08/04/99
Number of Equity Holdings	35
Net Assets	$2.6 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$94.2 billion
Median Market Cap	$27.9 billion
Portfolio Turnover (for the 6-months ended 03/31/17)	13%
Expense Ratio - Investor Class (as of 09/30/16)*	1.17%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Financials	27.5
Consumer Discretionary	23.3
Information Technology	22.9
Industrials	13.0
Materials	5.0
Consumer Staples	2.2
Energy	1.6
Health Care	1.3
Short-Term Investments and Other	3.2
GEOGRAPHIC ALLOCATION
% of Equity
North America	43.0
United States	43.0
Europe	41.3
United Kingdom	14.2
Germany*	13.5
Switzerland	12.4
Netherlands*	1.2
% of Equity
Asia	10.3
Japan	7.0
China	3.3
Australasia	2.9
Australia	2.9
Latin America	2.5
Mexico	2.5

*  Euro-currency countries comprise 14.7% of equity investments

See accompanying Disclosures and Endnotes on page 40.

22 OAKMARK FUNDS

Oakmark Global Fund  June 30, 2017

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakgx@oakmark.com

Clyde S. McGregor, CFA

Portfolio Manager

oakgx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakgx@oakmark.com

Jason E. Long, CFA

Portfolio Manager

oakgx@oakmark.com

Why A Global Fund?

Investors today have literally thousands of options when considering where to place their long-term assets. Index funds, specialized exchange traded funds (ETFs) and mutual funds in many varieties all clamor for investors' attention. So, why do we think that a value-based, all-capitalization global fund is worthy of your consideration? Value investing is a discipline that has stood the test of time. Combining its virtues with the flexibility inherent in an all-cap global fund offers the potential to identify and exploit undervalued securities wherever they may be found, and that is our intention for Oakmark Global.

The Oakmark Global Fund's three-month return was 4.3%, which compares to the MSCI World Index11 4.0% return during the period and the Lipper Global Fund Index's12 gain of 4.6%. For the first six months of 2017, the Fund gained 12.2%, which contrasts to 10.7% for the MSCI World Index and 11.9% for the Lipper Global Fund Index. For the Fund's fiscal year, which began October 1, 2016, the returns are 20.8% for the Fund, 12.7% for the MSCI World Index and 14.2% for the Lipper Global Fund Index. Since inception in 1999, the Fund has achieved a compound annual rate of return of 10.3%, which compares to 4.5% for the MSCI World Index and 5.3% for the Lipper Global Fund Index.

The U.S., the U.K. and Germany contributed most to the Fund's return in the quarter, while Australia, Mexico and Japan detracted from return. The five largest contributors to Fund return in the quarter were CNH Industrial (U.K.), Citigroup (U.S.), Lloyds Banking Group (U.K.), Allianz (Germany) and Alphabet (U.S.). The Fund holdings that detracted most were National Oilwell Varco (U.S.), Incitec Pivot (Australia), USG (U.S.), Toyota Motor (Japan) and Grupo Televisa (Mexico).

For the first six months of 2017, the U.S., the U.K. and Germany contributed most to investment return, while Japan was the only detractor. The leading contributors were CNH Industrial, Allianz, Oracle (U.S.), Lloyds Banking Group and Alphabet. The largest detractors were Toyota Motor, National Oilwell Varco, Arconic (U.S.), CarMax (U.S.) and Daiwa (Japan).

For the fiscal nine months, the U.S., the U.K. and Switzerland contributed most to return while Mexico was the only country that detracted. The equities that contributed most were CNH Industrial, Bank of America (U.S.), Citigroup, Allianz and Lloyds. The most significant detractors were Tenet Healthcare (U.S.), Toyota Motor, National Oilwell Varco, Arconic and Grupo Televisa.

Country Classification

In June, MSCI announced that it was adding mainland Chinese stocks to its emerging markets index. We would guess that many investors thought this had been done long ago—China is the world's second largest economy, after all. But certain processes take considerable time. MSCI's definitions focus on corporate governance, as well as market and institutional development, and they place less emphasis on economic factors. In any event, this has promoted considerable discussion and some activity as benchmark-sensitive investors prepare for this change.

Of course, we are not benchmark-oriented investors, so MSCI's actions do not inspire any action on our part. We focus on corporate governance and the domicile country rule of law when we consider whether to invest in a foreign security. We always wish to treat our investors' hard-earned money with the greatest respect, and to that end we attempt to invest only in markets that we believe will protect investors from capricious or nefarious actions.

Financial Times columnist John Authers recently wrote a piece describing what he called a "taxonomy that divides investment markets into nine different governance regimes."13 This is credited to JP Smith of the Ecstrat consultancy. We don't endorse all of Smith's distinctions or country placements, but this structure can be a useful template when evaluating different international investment alternatives.

For our purposes, Smith's first three categorizations are the most valuable. He defines "liberal" countries as those with transparent markets with separate ownership and control, and a domestic base of investors who prioritize returns. The second group he calls "co-ordinated" where corporate control lies with shareholders who own large blocks of stock. The third group he calls "network" where companies obtain most financing from other companies, banks or families within their network. The remaining six classifications go from "hierarchical" to "disrupted," and imply ever-decreasing degrees of non-domestic investor protections.

As we have written many times, investing with corporate managers who think and act as owners is a vital part of our investing discipline. And we attempt to invest with managers who treat their shareholders as their partners. As we travel down Smith's country categorization, it becomes ever more difficult to identify companies that meet our investing demands. Over time, countries can move from one category to another, and it is important for us to be attuned to such

See accompanying Disclosures and Endnotes on page 40.

Oakmark.com 23

Oakmark Global Fund  June 30, 2017

Portfolio Manager Commentary (continued)

developments. Columnist Authers writes that Smith's "sub-divisions are more useful than a sweeping division of the world into developed, emerging and 'frontier.'" Probably so, but for us the key consideration is whether the potential investment truly and fairly respects the Fund's clients. If we can answer that with a strong "yes," then its classification is fairly unimportant.

Portfolio Activity

We did not initiate any new purchases for the Fund in the quarter. Our one elimination was Samsung, the South Korean technology company. As Samsung's shares approached our sell target, we sold the name to increase our investment in more attractively priced issues. We note that Samsung's shares performed particularly well in our view given the unfortunate problem that developed with the company's Note 7 smartphone.

Our country weights moved very little in the quarter aside from our exit from South Korea. The Fund remains underweight the U.S. relative to the MSCI World Index, as it has for several years. Previously the stronger relative performance of U.S. equities meant that this weighting had detracted from the Fund's relative performance, but in 2017 this has reversed. As always, we do not invest with the benchmark in mind and instead go where we find the most attractive, undervalued equities. The U.K., Germany and Switzerland are the Fund's greatest overweights versus the Index.

We continued to believe some currencies are overvalued. As of quarter end, approximately 11% of the Swiss franc exposure was hedged. We no longer hedge the Fund's Australian dollar exposure because we believe the currency is near fair value.

At the beginning of this letter, we briefly described the case for all-cap global funds. In closing, we should state that we find this form of investing to be invigorating and energizing. Simply put, managing the Global Fund is fun! We thank you for giving us the opportunity to invest in this fashion. Please feel free to contact us with your questions or comments.

See accompanying Disclosures and Endnotes on page 40.

24 OAKMARK FUNDS

Oakmark Global Fund  June 30, 2017 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 96.8%
FINANCIALS - 27.5%
BANKS - 13.6%
Lloyds Banking Group PLC (United Kingdom)	151,758	$130,750
Bank of America Corp. (United States)	4,721	114,529
Citigroup, Inc. (United States)	1,652	110,506
		355,785
DIVERSIFIED FINANCIALS - 9.4%
Credit Suisse Group AG (Switzerland)	9,414	136,074
Julius Baer Group, Ltd. (Switzerland)	1,614	84,937
Daiwa Securities Group, Inc. (Japan)	4,001	23,683
		244,694
INSURANCE - 4.5%
Allianz SE (Germany)	596	117,342
		717,821
CONSUMER DISCRETIONARY - 23.3%
AUTOMOBILES & COMPONENTS - 13.9%
Daimler AG (Germany)	1,797	130,049
Toyota Motor Corp. (Japan)	2,479	129,874
General Motors Co. (United States)	2,919	101,957
		361,880
MEDIA - 6.3%
Grupo Televisa SAB (Mexico) (a)	2,591	63,152
The Interpublic Group of Cos., Inc. (United States)	2,525	62,116
Live Nation Entertainment, Inc. (United States) (b)	1,128	39,294
		164,562
RETAILING - 1.8%
CarMax, Inc. (United States) (b)	746	47,043
CONSUMER DURABLES & APPAREL - 1.3%
Cie Financiere Richemont SA (Switzerland)	413	34,001
		607,486
INFORMATION TECHNOLOGY - 22.9%
SOFTWARE & SERVICES - 16.6%
Alphabet, Inc., Class C (United States) (b)	123	111,809
MasterCard, Inc., Class A (United States)	755	91,731
Oracle Corp. (United States)	1,763	88,387
Baidu, Inc. (China) (a) (b)	468	83,622
Wirecard AG (Germany)	917	58,327
		433,876
TECHNOLOGY HARDWARE & EQUIPMENT - 6.3%
TE Connectivity, Ltd. (United States)	1,441	113,346
Itron, Inc. (United States) (b)	377	25,522
Hirose Electric Co., Ltd. (Japan)	170	24,242
		163,110
		596,986
	Shares	Value
INDUSTRIALS - 13.0%
CAPITAL GOODS - 12.0%
CNH Industrial N.V. (United Kingdom)	8,683	$98,326
Travis Perkins PLC (United Kingdom)	3,733	70,746
USG Corp. (United States) (b)	1,687	48,957
MTU Aero Engines AG (Germany)	254	35,800
Arconic, Inc. (United States)	1,322	29,941
Koninklijke Philips N.V. (Netherlands)	837	29,717
		313,487
TRANSPORTATION - 1.0%
Union Pacific Corp. (United States)	241	26,204
		339,691
MATERIALS - 5.0%
Incitec Pivot, Ltd. (Australia)	27,550	72,207
LafargeHolcim, Ltd. (Switzerland)	1,000	57,261
		129,468
CONSUMER STAPLES - 2.2%
FOOD, BEVERAGE & TOBACCO - 2.2%
Diageo PLC (United Kingdom)	1,968	58,138
ENERGY - 1.6%
National Oilwell Varco, Inc. (United States)	1,251	41,194
HEALTH CARE - 1.3%
HEALTH CARE EQUIPMENT & SERVICES - 1.3%
Tenet Healthcare Corp. (United States) (b)	1,729	33,440
TOTAL COMMON STOCKS - 96.8% (COST $1,910,211)		2,524,224
	Par Value	Value
SHORT-TERM INVESTMENT - 2.7%
REPURCHASE AGREEMENT - 2.7%
Fixed Income Clearing Corp. Repurchase Agreement, 0.34% dated 06/30/17 due 07/03/17, repurchase price $70,943, collateralized by a United States Treasury Bond, 3.625%, due 08/15/43, value plus accrued interest of $72,361 (Cost: $70,941)	$70,941	70,941
TOTAL SHORT-TERM INVESTMENTS - 2.7% (COST $70,941)		70,941
TOTAL INVESTMENTS - 99.5% (COST $1,981,152)		2,595,165
Foreign Currencies (Cost $0) - 0.0% (c)		0 (d)
Other Assets In Excess of Liabilities - 0.5%		14,016
TOTAL NET ASSETS - 100.0%		$2,609,181

(a)  Sponsored American Depositary Receipt

(b)  Non-income producing security

(c)  Amount rounds to less than 0.1%.

(d)  Amount rounds to less than $1,000.

Oakmark.com 25

Oakmark Global Select Fund  June 30, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 10/02/06 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark Global Select Fund (Investor Class)	6.18%	33.37%	7.27%	14.61%	7.45%	8.80%	10/02/06
MSCI World Index	4.03%	18.20%	5.24%	11.38%	3.97%	5.31%
Lipper Global Fund Index[12]	4.64%	20.87%	5.24%	11.41%	3.94%	5.35%
Oakmark Global Select Fund (Advisor Class)	6.18%	N/A	N/A	N/A	N/A	15.38%*	11/30/16
Oakmark Global Select Fund (Institutional Class)	6.18%	N/A	N/A	N/A	N/A	15.38%*	11/30/16

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Lloyds Banking Group PLC	7.1
Daimler AG	7.1
CNH Industrial NV	6.6
Alphabet Inc., Class C	5.8
Citigroup, Inc.	5.2
Credit Suisse Group AG	5.1
TE Connectivity, Ltd.	5.0
General Electric Co.	4.9
Bank of America Corp.	4.8
Oracle Corp.	4.7
FUND STATISTICS
Ticker*	OAKWX
Inception*	10/02/06
Number of Equity Holdings	20
Net Assets	$2.6 billion
Benchmark	MSCI World Index
Weighted Average Market Cap	$119.2 billion
Median Market Cap	$54.0 billion
Portfolio Turnover (for the 6-months ended 03/31/17)	25%
Expense Ratio - Investor Class (as of 09/30/16)*	1.15%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Financials	30.4
Information Technology	19.9
Industrials	15.7
Consumer Discretionary	12.6
Consumer Staples	8.0
Energy	4.4
Materials	4.1
Short-Term Investments and Other	4.9
GEOGRAPHIC ALLOCATION
% of Equity
Europe	50.3
United Kingdom	19.4
Switzerland	18.4
Germany*	7.4
France*	5.1
% of Equity
North America	49.7
United States	49.7

*  Euro-currency countries comprise 12.5% of equity investments

See accompanying Disclosures and Endnotes on page 40.

26 OAKMARK FUNDS

Oakmark Global Select Fund  June 30, 2017

Portfolio Manager Commentary

William C. Nygren, CFA

Portfolio Manager

oakwx@oakmark.com

David G. Herro, CFA

Portfolio Manager

oakwx@oakmark.com

Anthony P. Coniaris, CFA

Portfolio Manager

oakwx@oakmark.com

Eric Liu, CFA

Portfolio Manager

oakwx@oakmark.com

The Oakmark Global Select Fund returned 6.2% for the quarter ended June 30, 2017, outperforming the MSCI World Index's11 4.0% return. Most importantly, the Fund has returned an average of 8.8% per year since its inception in October 2006, outperforming the MSCI World Index's annualized gain of 5.3% over the same period.

CNH Industrial, a global agricultural and construction equipment manufacturer, was the top contributor for the quarter, returning 18%. The company delivered positive first quarter earnings, as both its revenue and earnings exceeded consensus estimates. The industrial business saw an improvement with its year-over-year earnings increasing 34%, driven primarily by a 77% improvement in the agriculture equipment segment. The industry has seen stabilization in global agricultural equipment markets and is beginning to see the early stages of restocking. Also during the quarter, S&P raised CNH's credit rating to investment grade, which should allow the company to improve its balance sheet efficiency and refinance its debt at lower rates.

GE, a global producer of industrial, household and medical goods, was the largest detractor for the quarter, declining 9%. Shares were weak due to the company's exposure to energy end markets (which was increased via its merger with Baker Hughes, a contrarian acquisition we believe will prove to be well timed). The stock was also hurt by an analyst downgrade during the quarter, which cited concerns that GE's cash flows were lagging behind the company's reported profits. In our view, this concern will prove to be irrelevant to the long-term investment case, as two of GE's longest cycle businesses (aviation and power) are in the midst of their largest new product launches ever, both of which require large investments in inventory and other working capital accounts that will reverse over time. In addition, GE has recently worked to reinvent its portfolio and possesses a renewed focus on achieving appropriate capital returns. As such, the company completely revamped its variable compensation plan for thousands of employees who are now paid on a number of factors that emphasize improving its return on invested capital. We believe such changes will lead to much better performance and that GE's long-term outlook, therefore, remains promising.

Geographically, 50% of the Fund's holdings were invested in U.S.-domiciled companies as of June 30, while approximately 50% were allocated to equities in Europe.

We continue to believe some currencies are overvalued. As of quarter end, approximately 10% of the Swiss franc exposure was hedged.

We thank you, our shareholders, for your continued support and confidence.

See accompanying Disclosures and Endnotes on page 40.

Oakmark.com 27

Oakmark Global Select Fund  June 30, 2017 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 95.1%
FINANCIALS - 30.4%
BANKS - 17.2%
Lloyds Banking Group PLC (United Kingdom)	217,299	$187,218
Citigroup, Inc. (United States)	2,036	136,168
Bank of America Corp. (United States)	5,237	127,050
		450,436
INSURANCE - 8.1%
Willis Towers Watson PLC (United States)	748	108,862
American International Group, Inc. (United States)	1,647	102,971
		211,833
DIVERSIFIED FINANCIALS - 5.1%
Credit Suisse Group AG (Switzerland)	9,308	134,538
		796,807
INFORMATION TECHNOLOGY - 19.9%
SOFTWARE & SERVICES - 14.9%
Alphabet, Inc., Class C (United States) (a)	166	151,190
Oracle Corp. (United States)	2,450	122,843
MasterCard, Inc., Class A (United States)	972	118,013
		392,046
TECHNOLOGY HARDWARE & EQUIPMENT - 5.0%
TE Connectivity, Ltd. (United States)	1,654	130,129
		522,175
INDUSTRIALS - 15.7%
CAPITAL GOODS - 11.5%
CNH Industrial N.V. (United Kingdom)	15,308	173,348
General Electric Co. (United States)	4,750	128,298
		301,646
TRANSPORTATION - 4.2%
Kuehne + Nagel International AG (Switzerland)	668	111,411
		413,057
CONSUMER DISCRETIONARY - 12.6%
AUTOMOBILES & COMPONENTS - 7.1%
Daimler AG (Germany)	2,569	185,924
CONSUMER DURABLES & APPAREL - 5.5%
Cie Financiere Richemont SA (Switzerland)	1,296	106,750
Kering (France)	114	38,929
		145,679
		331,603
CONSUMER STAPLES - 8.0%
FOOD, BEVERAGE & TOBACCO - 8.0%
Diageo PLC (United Kingdom)	4,145	122,453
Danone SA (France)	1,171	88,007
		210,460
	Shares	Value
ENERGY - 4.4%
Apache Corp. (United States)	2,390	$114,553
MATERIALS - 4.1%
LafargeHolcim, Ltd. (Switzerland)	1,860	106,517
TOTAL COMMON STOCKS - 95.1% (COST $2,052,505)		2,495,172
	Par Value	Value
SHORT-TERM INVESTMENTS - 4.7%
REPURCHASE AGREEMENT - 4.7%
Fixed Income Clearing Corp. Repurchase Agreement, 0.34% dated 06/30/17 due 07/03/17, repurchase price $121,874, collateralized by a United States Treasury Bond, 3.125%, due 02/15/43, and by United States Treasury Notes, 1.500% - 1.625% due 02/15/26 - 08/15/26 aggregate value plus accrued interest of $124,310 (Cost: $121,871)	$121,871	121,871
TOTAL SHORT-TERM INVESTMENTS - 4.7% (COST $121,871)		121,871
TOTAL INVESTMENTS - 99.8% (COST $2,174,376)		2,617,043
Foreign Currencies (Cost $0) - 0.0% (b)		0 (c)
Other Assets In Excess of Liabilities - 0.2%		5,402
TOTAL NET ASSETS - 100.0%		$2,622,445

(a)  Non-income producing security

(b)  Amount rounds to less than 0.1%.

(c)  Amount rounds to less than $1,000.

28 OAKMARK FUNDS

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Oakmark.com 29

Oakmark International and Oakmark  June 30, 2017
International Small Cap Funds

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

oakex@oakmark.com

oakgx@oakmark.com

oakwx@oakmark.com

Fellow Shareholders,

Both the Oakmark International and International Small Cap Funds performed well in our view in the second quarter of 2017. In fact, the strong performance across our strategies has continued from the post-Brexit rebound that began early in the third quarter of 2016. More importantly, our long-term positive track record remains intact. Please see the individual Fund letters for details.

The Wake of Brexit

A little more than one year ago, citizens of the U.K. voted to leave the European Union. Global equity markets strongly reacted to this decision as the pound sterling dropped and the yen, viewed as a "safe haven," strengthened. In addition, stocks dropped globally, especially in the European Union and the U.K. As the yen strengthened, share prices of Japanese stocks softened, especially of exporters, and European financials were particularly hard hit.

I have often written about the opportunities that arise when price movements vary greatly from changes in underlying intrinsic value. In fact, I wrote one year ago:

"During the first two days after the vote, the European stock index dropped just under 15%, with the European financials dropping even more. I would assert that, as often is the case, the underlying intrinsic value of the corresponding businesses did not change as drastically as the market price. In fact, this is usually the case as fearful traders and investors often sell in a knee-jerk reaction in response to any geopolitical disturbance. We believe that for real investors, it provides an opportunity. Our process is to first try to measure the true impact these events may have, if any, on the intrinsic value of the businesses we own and then to respond in a way that takes advantage of the market's short-term fears. Again I stress the point we often make: Volatility is opportunity!"

Despite the uncertainty caused by Brexit and a recent general election in the U.K., which resulted in a lost majority for the still-governing Conservative Party, the British economy is performing acceptably well with a 2% year-over-year growth rate. To be sure, economic challenges remain, but the weaker pound sterling has aided currency-sensitive sectors such as exporters and tourism. Meanwhile, despite consumer confidence softening, strong employment has indicated that the recession many predicted has not materialized.

We used this period to actively increase our exposure to those companies that were hardest hit and where we believed the change in price was not at all reflective of the changes in underlying value. Because of this discipline, embodied in our philosophy and process, shareholders in both Oakmark International and International Small Cap have richly benefitted by earning year-over-year returns (dividends reinvested) of 40.0% and 31.6%, respectively. Though events like Brexit are often traumatic and very difficult to stomach, they can provide opportunity for those who are patient.

The Friedman Doctrine

Nobel Prize-winning economist Milton Friedman wrote the following on the topic of Corporate Social Responsibility: "There is one and only one social responsibility of business—to use its resources and engage in activities designed to increase its profits so long as it stays within the rules of the game, which is to say, engages in open and free competition without deception or fraud."14 You will frequently hear from Harris Associates' investment professionals that we want to invest with management teams "that think and act like owners." This is why, as a professional investor who is charged with looking after my shareholders' and clients' wealth and savings, I find it distressing when corporate boards and managements get distracted from their role of maximizing shareholder value.

A recent example of questionable corporate stewardship occurred when the Board of Directors of Akzo rejected multiple offers by PPG to purchase the company at a greater-than 50% premium and what appeared to be a generous valuation of the Akzo business. Unfortunately, Dutch corporate governance rules do not allow for the direct election of directors by shareholders, thereby insulating managements and boards from the consequences of pursuing actions that lead to value destruction.

Sadly, the Netherlands isn't the only example of countries that support polices that inhibit shareholder value creation. In Japan, for example, hostile takeovers are nearly impossible because corporate Japan often uses cross-shareholdings and other methods to "circle the wagons" around weak corporate characters, which prevents positive change. As a result, there has been a wave of value destruction throughout corporate Japan. In addition, outside groups, consulting firms and some non-profits have recently begun to exert pressure on corporate boards and managements to make decisions that reflect their own needs, values and causes, but often are to the detriment of shareholders and long-term value creation.

Clearly, we desire the companies in which we invest to be good corporate citizens. But this is different than succumbing to the wishes of those who often possess conflicting demands based on their pet causes. Often, those we expect to stand up to this

See accompanying Disclosures and Endnotes on page 40.

30 OAKMARK FUNDS

Oakmark International and Oakmark  June 30, 2017
International Small Cap Funds

Portfolio Manager Commentary (continued)

new class of bullies would rather cave in to their pressure than do what is right for shareholders. This can make our job more difficult, given our focus on boards and managements that are committed to putting their shareholders first, but it may also lead to opportunity as the quality managers who reject a "shareholder-second" (or third- or fourth-) mentality means we have a rich target for investment opportunity.

We, to the best of our ability, will continually search for and invest in companies that are committed to a Corporate Social Responsibility policy that aligns with Milton Friedman, putting shareholders first and behaving in a responsible manner. Again, thank you for your continued confidence and support.

See accompanying Disclosures and Endnotes on page 40.

Oakmark.com 31

Oakmark International Fund  June 30, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since Inception - 09/30/92 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/17)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Fund (Investor Class)	6.16%	40.05%	3.72%	12.68%	4.89%	10.13%	09/30/92
MSCI World ex U.S. Index	5.63%	19.49%	0.67%	8.15%	1.00%	6.07%
MSCI EAFE Index[16]	6.12%	20.27%	1.15%	8.69%	1.03%	5.94%
Lipper International Fund Index[17]	6.65%	20.32%	2.07%	8.93%	1.78%	6.97%
Oakmark International Fund (Advisor Class)	6.19%	N/A	N/A	N/A	N/A	20.22%*	11/30/16
Oakmark International Fund (Institutional Class)	6.19%	N/A	N/A	N/A	N/A	20.22%*	11/30/16
Oakmark International Fund (Service Class)	6.08%	39.66%	3.35%	12.29%	4.54%	8.43%	11/04/99

The graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
Glencore PLC	5.2
Credit Suisse Group AG	4.6
Daimler AG	4.1
BNP Paribas SA	3.8
Lloyds Banking Group PLC	3.8
Allianz SE	3.6
Toyota Motor Corp.	3.3
Hennes & Mauritz AB (H&M), Class B	3.2
CNH Industrial NV	3.1
Bayerische Motoren Werke AG	3.0
FUND STATISTICS
Ticker*	OAKIX
Inception*	09/30/92
Number of Equity Holdings	60
Net Assets	$34.7 billion
Benchmark	MSCI World ex U.S. Index
Weighted Average Market Cap	$47.3 billion
Median Market Cap	$25.7 billion
Portfolio Turnover (for the 6-months ended 03/31/17)	22%
Expense Ratio - Investor Class (as of 09/30/16)*	1.00%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

SECTOR ALLOCATION	% of Net Assets
Financials	31.1
Consumer Discretionary	25.8
Industrials	17.1
Materials	9.1
Information Technology	5.5
Consumer Staples	5.2
Health Care	1.0
Short-Term Investments and Other	5.2
GEOGRAPHIC ALLOCATION
% of Equity
Europe	79.2
United Kingdom	18.4
Switzerland	17.2
France*	15.4
Germany*	13.6
Sweden	6.0
Netherlands*	5.0
Italy*	3.6
Asia	13.6
Japan	6.2
China	2.4
% of Equity
Asia (cont'd)	13.6
Indonesia	2.1
India	1.7
South Korea	0.7
Hong Kong	0.3
Taiwan	0.2
Australasia	3.4
Australia	3.4
North America	2.1
United States	2.1
Latin America	1.7
Mexico	1.7

*  Euro-currency countries comprise 37.6% of equity investments

See accompanying Disclosures and Endnotes on page 40.

32 OAKMARK FUNDS

Oakmark International Fund  June 30, 2017

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakix@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakix@oakmark.com

The Oakmark International Fund returned 6.2% for the quarter ended June 30, 2017, outperforming the MSCI World ex U.S. Index15, which returned 5.6% over the same period. Most importantly, the Fund has returned an average of 10.1% per year since its inception in September 1992, outperforming the MSCI World ex U.S. Index, which has averaged 6.1% per year over the same period.

Intesa Sanpaolo, an Italian retail and commercial bank, was the top contributor to performance for the quarter, returning 22%. Intesa reported good first quarter results that were in line with our expectations. In our view, costs remain well controlled, and asset quality continues to improve as non-performing loans decline. Shares of Intesa rose after the European Central Bank and Italian government announced plans to rescue two Italian banks, putting an end to months of concern that their failures could undermine confidence in the Italian banking system. As part of the deal, Intesa will acquire €26 billion of performing loans and €4 billion of high-risk performing loans from the two banks. While management has not been interested in acquisitions in the past, the assets and terms of this deal were attractive in our view. First, the asset quality of the €26 billion in performing loans is better on average than Intesa's current portfolio. In addition, Intesa will have the option to return the high-risk performing loans to the government if its asset quality deteriorates. Finally, Intesa paid merely a token price to acquire the portfolio of loans, while the Italian government agreed to contribute nearly €5 billion to maintain Intesa's high capital ratios and dividend payments. We believe that this transaction will create value for shareholders.

Honda, Japan's second-largest automaker, was the largest detractor from performance, declining 8% during our holding period. We've been a long-term shareholder of Honda, but we have grown increasingly frustrated with management's inability to explain continued margin weakness in the company's auto segment. Despite entering the sweet spot of the model cycle, margins remain weak. In addition, there have been multiple missteps by management at a time when North America, the company's main market, has been booming. Although Honda is still trading at a discount to its intrinsic value, we have lost faith in management's ability to create long-term shareholder value and sold our position.

During the quarter, we also sold our position in Check Point Software. We purchased one new name during the quarter, Axis Bank, which is the third-largest private sector bank in India. It shows strong prospects due to robust economic growth, increasing loan penetration and market share gains.

Geographically, we ended the quarter with 79% of our holdings in the U.K. and Europe, 6% in Japan and 3% in Australia. The remaining positions are in China, Indonesia, Mexico, the U.S., India, Hong Kong, South Korea and Taiwan.

We continue to believe some currencies are overvalued. As of quarter end, approximately 9% of the Swiss franc exposure was hedged. We no longer hedge the Fund's Australian dollar exposure because we believe the currency is near fair value.

We would like to thank our shareholders for your continued support!

See accompanying Disclosures and Endnotes on page 40.

Oakmark.com 33

Oakmark International Fund  June 30, 2017 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.8%
FINANCIALS - 31.1%
BANKS - 15.0%
BNP Paribas SA (France)	18,425	$1,327,034
Lloyds Banking Group PLC (United Kingdom)	1,532,670	1,320,503
Intesa Sanpaolo SpA (Italy)	328,755	1,042,352
Bank Mandiri Persero Tbk PT (Indonesia)	732,048	700,327
Royal Bank of Scotland Group PLC (United Kingdom) (a)	165,410	532,562
Axis Bank, Ltd. (India)	32,611	261,011
		5,183,789
DIVERSIFIED FINANCIALS - 10.5%
Credit Suisse Group AG (Switzerland)	109,387	1,581,093
EXOR N.V. (Netherlands)	12,780	691,756
AMP, Ltd. (Australia)	145,462	580,251
Schroders PLC (United Kingdom)	11,263	455,333
Daiwa Securities Group, Inc. (Japan)	57,165	338,391
Schroders PLC, Non-Voting (United Kingdom)	31	903
		3,647,727
INSURANCE - 5.6%
Allianz SE (Germany)	6,417	1,263,471
Willis Towers Watson PLC (United States)	4,751	691,040
		1,954,511
		10,786,027
CONSUMER DISCRETIONARY - 25.8%
AUTOMOBILES & COMPONENTS - 13.9%
Daimler AG (Germany)	19,814	1,434,069
Toyota Motor Corp. (Japan)	21,618	1,132,651
Bayerische Motoren Werke AG (Germany)	11,268	1,046,043
Continental AG (Germany)	3,308	713,918
Valeo SA (France)	7,172	483,198
		4,809,879
CONSUMER DURABLES & APPAREL - 4.3%
Cie Financiere Richemont SA (Switzerland)	7,421	611,358
Swatch Group AG, Bearer Shares (Switzerland) (b)	972	358,938
Kering (France)	703	239,275
LVMH Moet Hennessy Louis Vuitton SA (France)	654	163,055
Prada SpA (Italy)	34,040	126,003
		1,498,629
MEDIA - 4.1%
Publicis Groupe SA (France) (b)	9,337	696,467
Grupo Televisa SAB (Mexico) (c)	22,830	556,370
WPP PLC (United Kingdom)	9,061	190,478
		1,443,315
RETAILING - 3.2%
Hennes & Mauritz AB (H&M) - Class B (Sweden)	44,357	1,105,145
	Shares	Value
CONSUMER SERVICES - 0.3%
Melco Resorts & Entertainment, Ltd. (Hong Kong) (c)	4,074	$91,470
		8,948,438
INDUSTRIALS - 17.1%
CAPITAL GOODS - 12.4%
CNH Industrial N.V. (United Kingdom)	93,585	1,059,801
Ashtead Group PLC (United Kingdom)	29,300	606,397
Safran SA (France) (b)	6,348	581,751
SKF AB, Class B (Sweden)	24,548	497,378
Koninklijke Philips N.V. (Netherlands)	12,584	446,938
Volvo AB, Class B (Sweden)	16,256	277,088
Meggitt PLC (United Kingdom)	42,083	261,397
Smiths Group PLC (United Kingdom)	11,152	231,971
Komatsu, Ltd. (Japan)	4,940	125,367
Wolseley PLC (United Kingdom)	1,659	101,818
Atlas Copco AB, Series B (Sweden)	2,911	100,585
		4,290,491
COMMERCIAL & PROFESSIONAL SERVICES - 3.3%
Bureau Veritas SA (France) (b)	23,995	530,986
Experian PLC (United Kingdom)	15,561	319,217
G4S PLC (United Kingdom)	70,853	301,209
		1,151,412
TRANSPORTATION - 1.4%
Kuehne + Nagel International AG (Switzerland)	2,923	487,787
		5,929,690
MATERIALS - 9.1%
Glencore PLC (Switzerland)	477,471	1,786,046
LafargeHolcim, Ltd. (Switzerland)	12,085	691,923
Orica, Ltd. (Australia)	33,570	533,590
Akzo Nobel NV (Netherlands)	1,757	152,658
		3,164,217
INFORMATION TECHNOLOGY - 5.5%
SOFTWARE & SERVICES - 3.1%
Baidu, Inc. (China) (a) (c)	4,377	782,781
Infosys, Ltd. (India) (c)	19,890	298,743
		1,081,524
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.3%
ASML Holding NV (Netherlands)	2,794	364,142
Taiwan Semiconductor Manufacturing Co., Ltd. (Taiwan)	12,074	82,756
		446,898
TECHNOLOGY HARDWARE & EQUIPMENT - 1.1%
Samsung Electronics Co., Ltd. (South Korea)	108	224,514
OMRON Corp. (Japan)	3,872	167,815
		392,329
		1,920,751

34 OAKMARK FUNDS

Oakmark International Fund  June 30, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
COMMON STOCKS - 94.8% (continued)
CONSUMER STAPLES - 5.2%
FOOD, BEVERAGE & TOBACCO - 5.2%
Diageo PLC (United Kingdom)	22,886	$676,177
Danone SA (France)	7,171	539,015
Pernod Ricard SA (France) (b)	3,123	418,177
Nestlé SA (Switzerland)	1,745	151,851
		1,785,220
HEALTH CARE - 1.0%
HEALTH CARE EQUIPMENT & SERVICES - 0.8%
Olympus Corp. (Japan)	7,356	268,131
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.2%
Sanofi (France)	839	80,216
		348,347
TOTAL COMMON STOCKS - 94.8% (COST $28,201,074)		32,882,690
	Par Value	Value
SHORT-TERM INVESTMENTS - 5.2%
COMMERCIAL PAPER - 3.3%
J.P. Morgan Securities LLC, 1.01% - 1.22%, due 07/06/17 - 08/07/17 (d)	$450,000	449,756
MetLife Short Term Funding LLC, 144A, 0.91% - 1.14%, due 07/06/17 - 08/04/17 (d)	185,000	184,868
Toyota Motor Credit Corp., 0.97% - 1.0%, due 07/07/17 - 07/13/17 (d)	150,000	149,968
Wal-mart Stores, Inc., 144A, 1.09% - 1.12%, due 07/10/17 - 07/17/17 (d)	150,000	149,949
J.P. Morgan Securities LLC, 144A, 1.01%, due 07/05/17 (d)	100,000	99,989
John Deere Capital Co., 144A, 1.17%, due 07/27/17 (d)	100,000	99,917
Total Commercial Paper (Cost $1,134,447)		1,134,447
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp. Repurchase Agreement, 0.34% dated 06/30/17 due 07/03/17, repurchase price $359,173, collateralized by United States Treasury Notes, 0.625% - 1.625%, due 01/15/26 - 02/15/26, aggregate value plus accrued interest of $366,349 (Cost: $359,163)	359,163	359,163
	Par Value	Value
GOVERNMENT AND AGENCY SECURITIES - 0.9%
Federal National Mortgage Association, 0.96%, due 07/03/17 (d) (Cost $299,984)	$300,000	$299,984
Total Government and Agency Securities (Cost $299,984)		299,984
TOTAL SHORT-TERM INVESTMENTS - 5.2% (COST $1,793,594)		1,793,594
TOTAL INVESTMENTS - 100.0% (COST $29,994,668)		34,676,284
Foreign Currencies (Cost $9,180) - 0.0% (e)		9,180
Liabilities In Excess of Other Assets - 0.0% (e)		(16,284)
TOTAL NET ASSETS - 100.0%		$34,669,180

(a)  Non-income producing security

(b)  A portion of the security out on loan.

(c)  Sponsored American Depositary Receipt

(d)  The rate shown represents the annualized yield at the time of purchase; not a coupon rate.

(e)  Amount rounds to less than 0.1%.

Oakmark.com 35

Oakmark International Small Cap Fund  June 30, 2017

Summary Information

VALUE OF A $10,000 INVESTMENT

Since 06/30/07 (Unaudited)

PERFORMANCE

		Average Annual Total Returns (as of 06/30/07)
(Unaudited)	Total Return Last 3 Months	1-year	3-year	5-year	10-year	Since Inception	Inception Date
Oakmark International Small Cap Fund (Investor Class)	9.06%	31.61%	4.14%	11.18%	3.37%	9.87%	11/01/95
MSCI World ex U.S. Small Cap Index	7.28%	21.26%	4.02%	11.43%	2.92%	N/A
MSCI World ex U.S. Index[15]	5.63%	19.49%	0.67%	8.15%	1.00%	5.27%
Lipper International Small Cap Fund Index[19]	8.31%	21.24%	4.16%	11.62%	3.46%	N/A
Oakmark International Small Cap Fund (Advisor Class)	9.05%	N/A	N/A	N/A	N/A	23.38%*	11/30/16
Oakmark International Small Cap Fund (Institutional Class)	9.05%	N/A	N/A	N/A	N/A	23.38%*	11/30/16
Oakmark International Small Cap Fund (Service Class)	8.92%	31.09%	3.82%	10.85%	3.08%	10.16%	01/08/01

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

* Returns Since Inception for the Advisor Class and the Institutional Class are not annualized.

Past performance is no guarantee of future results. The performance data quoted represents past performance. Current performance may be lower or higher than the performance data quoted. Total return includes change in share prices and, in each case, includes reinvestment of dividends and capital gain distributions. The investment return and principal value vary so that an investor's shares when redeemed may be worth more or less than the original cost. The performance of the Fund does not reflect the 2% redemption fee imposed on shares redeemed within 90 days of purchase. To obtain the most recent month-end performance, please visit Oakmark.com.

TOP TEN EQUITY HOLDINGS[5]	% of Net Assets
IWG plc	4.3
BNK Financial Group, Inc.	4.0
Azimut Holding SPA	3.7
Sugi Holdings Co., Ltd.	3.5
Incitec Pivot, Ltd.	3.5
Julius Baer Group, Ltd.	3.4
Konecranes Plc	3.4
Atea ASA	2.9
DGB Financial Group, Inc.	2.8
Ingenico Group	2.5
SECTOR ALLOCATION	% of Net Assets
Industrials	38.7
Financials	21.2
Information Technology	11.6
Consumer Discretionary	6.1
Materials	4.5
Health Care	4.0
Consumer Staples	3.5
Telecommunication Services	2.8
Real Estate	2.0
Short-Term Investments and Other	5.6
FUND STATISTICS
Ticker*	OAKEX
Inception*	11/01/95
Number of Equity Holdings	57
Net Assets	$2.9 billion
Benchmark	MSCI World ex U.S. Small Cap Index
Weighted Average Market Cap	$3.8 billion
Median Market Cap	$3.0 billion
Portfolio Turnover (for the 6-months ended 03/31/17)	18%
Expense Ratio - Investor Class (as of 09/30/16)*	1.38%

*  This information is related to the Investor Class. Please visit Oakmark.com for information related to the Advisor, Institutional and Service Classes.

GEOGRAPHIC ALLOCATION
% of Equity
Europe	62.0
United Kingdom	17.6
Switzerland	14.2
Finland*	7.0
Italy*	4.4
Germany*	4.0
Norway	3.0
France*	2.7
Spain*	2.7
Netherlands*	2.2
Denmark	2.1
Greece*	1.1
Turkey	1.0
Asia	20.4
Japan	8.1
% of Equity
Asia (cont'd)	20.4
South Korea	7.2
Indonesia	3.0
Hong Kong	1.8
China	0.3
Australasia	10.1
Australia	7.4
New Zealand	2.7
North America	4.4
Canada	3.7
United States	0.7
Latin America	3.1
Mexico	1.6
Brazil	1.5

*  Euro-currency countries comprise 24.1% of equity investments

See accompanying Disclosures and Endnotes on page 40.

36 OAKMARK FUNDS

Oakmark International Small Cap Fund  June 30, 2017

Portfolio Manager Commentary

David G. Herro, CFA

Portfolio Manager

oakex@oakmark.com

Michael L. Manelli, CFA

Portfolio Manager

oakex@oakmark.com

Justin D. Hance, CFA

Portfolio Manager

oakex@oakmark.com

The Oakmark International Small Cap Fund returned 9.1% for the quarter ended June 30, 2017, outperforming the MSCI World ex U.S. Small Cap Index18, which returned 7.3% for the same period. Since the Fund's inception in November 1995, it has returned an average of 9.9% per year.

The top-performing stock for the quarter was Melco International Development, a Hong Kong-based holding company that controls Melco Resorts & Entertainment in addition to other casino gaming and tourism assets. During the quarter, the company's stock price rose after Melco Resorts & Entertainment announced that its first quarter revenues surpassed market estimates by roughly 8% and that its earnings far outpaced market forecasts by about 19%. These strong results reflected the recovery in Macau's gross gaming revenue, which has increased for several consecutive months. Melco Resorts has impressive plans to continue to grow its business in Macau, which chairman and CEO Lawrence Ho discussed with us in a May meeting. We came away confident that Melco Resorts' leadership team is steering the company in the right direction and that these efforts will benefit the subsidiary's shareholders as well as the shareholders of Melco International Development.

The largest detractor to Fund performance for the quarter was Canada-based Element Fleet Management. Element is the largest provider of fleet management services in North America—more than twice the size of the second-largest player. A number of factors hurt the stock's performance during the quarter. The most significant issue was a joint venture between Element and financially troubled truckload operator Celadon. We share the market's concern that the joint venture could result in asset write-downs, but we remain comfortable that Element has the balance sheet strength to meet any capital requirement associated with its involvement. Despite some near-term challenges, we continue to find Element an attractive medium- to long-term investment. Element's scale, coupled with the platform nature of the fleet management business, should enable the company to generate strong over-the-cycle returns, which we expect to become increasingly evident in the coming quarters.

Hengdeli Holdings, based in Hong Kong, was the second-largest detractor to Fund performance for the quarter as minority shareholders approved the sale of the company's mainland China retail operations to Hengdeli's founder, Mr. Zhang Yuping, at book value—a staggering 50% discount on our estimate of intrinsic value. Hong Kong's listing rules provide protection to minority shareholders as Mr. Zhang was prohibited from voting on the transaction. Despite this, more than 70% of shareholders voted in favor of it. In addition, the independent members of the board of directors failed to look out for the best interests of shareholders by recommending approval of the transaction and publishing a delayed and, what we consider, highly misleading circular. The board's apparent lack of inde-

pendence is frustrating, but the ultimate responsibility for the vote rests with the minority shareholders, who clearly did not complete the necessary due diligence to properly assess the transaction. The market reacted quickly to this destructive deal, and Hengdeli's share price dropped approximately 40% during the quarter. We are highly disappointed with the outcome of the vote and believe Hengdeli's remaining operations in Hong Kong offer little value. We are not confident that the management team can add value via mergers and acquisitions, given what we believe is its very poor historical track record. As a result, you will notice we have trimmed our position.

We initiated positions in two new holdings this quarter, Sabanci Holding and Sarana Menara Nusantara. Based in Turkey, Sabanci Holding is a conglomerate with a focus in the industrial and financial sectors. Approximately one-half of the asset value of Sabanci comes from its stake in Akbank, the third-largest bank in Turkey. The company is also active in a number of other sectors, including cement, retail and electricity. Sarana Menara Nusantara is an Indonesian investment company that owns and operates telecommunication towers for wireless operators through its subsidiary Profesional Telekomunikasi Indonesia ("Protelindo"). With more than 14,500 towers, Protelindo is the largest independent owner and operator of towers in Indonesia. Finally, we eliminated our position in Melrose Industries (U.K.) during the quarter.

Geographically, we ended the quarter with 20% of our holdings in Asia, 62% in Europe and the U.K., and 10% in Australasia. The remaining positions are 4% in North America (Canada and the U.S.) and 3% in Latin America (Brazil and Mexico).

As of the quarter end, the Swiss franc hedge was 10% and we closed the Australian dollar hedge as we believe the currency approached fair value.

Thank you for your continued confidence and support.

See accompanying Disclosures and Endnotes on page 40.

Oakmark.com 37

Oakmark International Small Cap Fund  June 30, 2017 (Unaudited)

Schedule of Investments (in thousands)

	Shares	Value
COMMON STOCKS - 94.4%
INDUSTRIALS - 38.7%
CAPITAL GOODS - 18.6%
Konecranes OYJ (Finland)	2,311	$97,798
Travis Perkins PLC (United Kingdom)	3,755	71,163
MTU Aero Engines AG (Germany)	447	63,108
Metso OYJ (Finland)	1,669	57,867
Howden Joinery Group PLC (United Kingdom)	9,325	49,445
Morgan Advanced Materials PLC (United Kingdom)	12,021	44,418
Sulzer AG (Switzerland)	373	42,257
Outotec OYJ (Finland) (a)	5,327	36,625
Bucher Industries AG (Switzerland)	101	31,893
Wajax Corp. (Canada)	1,071	18,689
Finning International, Inc. (Canada)	859	16,846
dormakaba Holding AG (Switzerland)	11	9,829
		539,938
COMMERCIAL & PROFESSIONAL SERVICES - 15.7%
IWG PLC (Switzerland)	29,388	123,787
Applus Services SA (Spain)	5,826	73,325
Pagegroup PLC (United Kingdom)	11,191	69,354
Mitie Group PLC (United Kingdom)	17,058	61,453
Randstad Holding N.V. (Netherlands)	905	52,863
SThree PLC (United Kingdom)	6,352	25,480
Hays PLC (United Kingdom)	10,913	23,595
ALS, Ltd. (Australia)	2,710	15,518
Brunel International N.V. (Netherlands)	625	8,746
Cleanaway Waste Management, Ltd. (Australia)	2,774	2,932
		457,053
TRANSPORTATION - 4.4%
DSV AS (Denmark)	924	56,759
Panalpina Welttransport Holding AG (Switzerland)	255	35,852
Freightways, Ltd. (New Zealand)	5,201	29,194
BBA Aviation PLC (United Kingdom)	1,945	7,788
		129,593
		1,126,584
FINANCIALS - 21.2%
DIVERSIFIED FINANCIALS - 14.4%
Azimut Holding SPA (Italy) (b)	5,372	107,672
Julius Baer Group, Ltd. (Switzerland)	1,903	100,100
Aberdeen Asset Management PLC (United Kingdom)	18,520	72,847
Element Fleet Management Corp. (Canada)	9,442	64,801
EFG International AG (Switzerland)	6,938	44,930
Haci Omer Sabanci Holding AS (Turkey)	9,207	28,601
		418,951
BANKS - 6.8%
BNK Financial Group, Inc. (South Korea)	12,140	116,186
DGB Financial Group, Inc. (South Korea)	7,824	80,689
		196,875
		615,826
	Shares	Value
INFORMATION TECHNOLOGY - 11.6%
SOFTWARE & SERVICES - 7.5%
Atea ASA (Norway) (a)	6,213	$83,347
Wirecard AG (Germany)	755	48,030
Otsuka Corp. (Japan)	733	45,442
Totvs SA (Brazil)	4,623	42,083
		218,902
TECHNOLOGY HARDWARE & EQUIPMENT - 4.1%
Ingenico Group SA (France)	817	74,192
Hirose Electric Co., Ltd. (Japan)	303	43,157
		117,349
		336,251
CONSUMER DISCRETIONARY - 6.1%
MEDIA - 4.2%
SKY Network Television, Ltd. (New Zealand)	17,659	44,644
Megacable Holdings SAB de CV (Mexico)	10,851	43,850
Hakuhodo DY Holdings, Inc. (Japan)	2,461	32,626
		121,120
CONSUMER SERVICES - 1.4%
Melco International Development, Ltd. (Hong Kong)	15,772	42,221
RETAILING - 0.3%
Hengdeli Holdings, Ltd. (Hong Kong) (a)	88,841	7,852
CONSUMER DURABLES & APPAREL - 0.2%
Cosmo Lady China Holdings Co., Ltd. (China)	18,181	7,382
		178,575
MATERIALS - 4.5%
Incitec Pivot, Ltd. (Australia)	38,646	101,289
Titan Cement Co. SA (Greece)	1,035	29,283
		130,572
HEALTH CARE - 4.0%
HEALTH CARE EQUIPMENT & SERVICES - 3.3%
Primary Health Care, Ltd. (Australia)	25,255	70,657
Amplifon S.p.A. (Italy)	1,051	13,882
Ansell, Ltd. (Australia)	704	12,839
		97,378
PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES - 0.7%
QIAGEN N.V. (United States) (a)	563	18,864
		116,242
CONSUMER STAPLES - 3.5%
FOOD & STAPLES RETAILING - 3.5%
Sugi Holdings Co., Ltd. (Japan)	1,925	103,016
TELECOMMUNICATION SERVICES - 2.8%
Tower Bersama Infrastructure Tbk PT (Indonesia)	108,063	55,136
Sarana Menara Nusantara Tbk PT (Indonesia)	96,021	27,306
		82,442

38 OAKMARK FUNDS

Oakmark International Small Cap Fund  June 30, 2017 (Unaudited)

Schedule of Investments (in thousands) (continued)

	Shares	Value
REAL ESTATE - 2.0%
Countrywide PLC (United Kingdom)	12,249	$26,724
LSL Property Services PLC (United Kingdom)	10,413	29,872
		56,596
TOTAL COMMON STOCKS - 94.4% (COST $2,492,118)		2,746,104
	Par Value	Value
SHORT-TERM INVESTMENTS - 5.4%
REPURCHASE AGREEMENT - 5.4%
Fixed Income Clearing Corp. Repurchase Agreement, 0.34% dated 06/30/17 due 07/03/17, repurchase price $156,822, collateralized by United States Treasury Bonds, 3.125% - 3.625%, due 02/15/43 - 08/15/43, aggregate value plus accrued interest of $159,957 (Cost: $156,817)	$156,817	156,817
TOTAL SHORT-TERM INVESTMENTS - 5.4% (COST $156,817)		156,817
TOTAL INVESTMENTS - 99.8% (COST $2,648,935)		2,902,921
Foreign Currencies (Cost $259) - 0.0% (c)		258
Other Assets In Excess of Liabilities - 0.2%		7,014
TOTAL NET ASSETS - 100.0%		$2,910,193

(a)  Non-income producing security

(b)  A portion of the security out on loan.

(c)  Amount rounds to less than 0.1%.

Oakmark.com 39

Disclosures and Endnotes

Reporting to Shareholders. The Funds reduce the number of duplicate prospectuses, annual and semi-annual reports your household receives by sending only one copy of each to those addresses shared by two or more accounts. Call the Funds at 1-800-OAKMARK to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request.

Before investing in any Oakmark Fund, you should carefully consider the Fund's investment objectives, risks, management fees and other expenses. This and other important information is contained in the Funds' prospectus and a Fund's summary prospectus. Please read the prospectus and summary prospectus carefully before investing. For more information, please visit Oakmark.com or call 1-800-OAKMARK (625-6275).

The discussion of the Funds' investments and investment strategy (including current investment themes, the portfolio managers' research and investment process, and portfolio characteristics) represents the Funds' investments and the views of the portfolio managers and Harris Associates L.P., the Funds' investment adviser, at the time of this report, and are subject to change without notice.

All Oakmark Funds: Investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Oakmark, Oakmark Equity and Income, Oakmark Global, Oakmark International and Oakmark International Small Cap Funds: The Funds' portfolios tend to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held will have a greater impact on the Funds' net asset value than it would if the Funds invest in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Funds' volatility.

Oakmark Select Fund: The stocks of medium-sized companies tend to be more volatile than those of large companies and have underperformed the stocks of small and large companies during some periods.

Because the Oakmark Select and Oakmark Global Select Funds are non-diversified, the performance of each holding will have a greater impact on the Funds' total return, and may make the Fund's returns more volatile than a more diversified fund.

Oakmark Global, Oakmark Global Select, Oakmark International and Oakmark International Small Cap Funds: Investing in foreign securities presents risks which in some ways may be greater than U.S. investments. Those risks include: currency fluctuation; different regulation, accounting standards, trading practices and levels of available information; generally higher transaction costs; and political risks.

The percentages of hedge exposure for each foreign currency are calculated by dividing the market value of all same-currency forward contracts by the market value of the underlying equity exposure to that currency.

The Oakmark Equity and Income Fund invests in medium- and lower-quality debt securities that have higher yield potential but present greater investment and credit risk than higher-quality securities. These risks may result in greater share price volatility.

Oakmark International Small Cap Fund: The stocks of smaller companies often involve more risk than the stocks of larger companies. Stocks of small companies tend to be more volatile and have a smaller public market than stocks of larger companies. Small companies may have a shorter history of operations than larger companies, may not have as great an ability to raise additional capital and may have a less diversified product line, making them more susceptible to market pressure.

Endnotes:

1.  The S&P 500 Total Return Index is a market capitalization-weighted index of 500 large-capitalization stocks commonly used to represent the U.S. equity market. All returns reflect reinvested dividends and capital gains distributions. This index is unmanaged and investors cannot invest directly in this index.

2.  The Price-Earnings Ratio ("P/E") is the most common measure of the expensiveness of a stock.

3.  The Dow Jones Industrial Average is an index that includes only 30 U.S. blue-chip companies. This index is unmanaged and investors cannot invest directly in this index.

4.  The Lipper Large Cap Value Fund Index is an equally-weighted index of the largest 30 funds within the large cap value funds investment objective as defined by Lipper Inc. The index is adjusted for the reinvestment of capital gains and income dividends. This index is unmanaged and investors cannot invest directly in this index.

5.  Portfolio holdings are subject to change without notice and are not intended as recommendations of individual stocks.

6.  The Lipper Multi-Cap Value Fund Index tracks the results of the 30 largest mutual funds in the Lipper Multi-Cap Value Funds category. This index is unmanaged and investors cannot invest directly in this index.

7.  The Lipper Balanced Fund Index measures the performance of the 30 largest U.S. balanced funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

8.  The Barclays U.S. Government / Credit Index is a benchmark index made up of the Barclays U.S. Government and U.S. Corporate Bond indices, including U.S. government Treasury and agency securities as well as corporate and Yankee bonds. This index is unmanaged and investors cannot invest directly in this index.

9.  Alphabet is the parent company of Google.

10.  The quoted passage is taken from a June 8, 2017 paper titled, "Target Wealth: The Evolution of Target Date Funds" by Peter A. Forsyth, Kenneth R. Vetzal and Graham Westmacott.

11.  The MSCI World Index (Net) is a free float-adjusted, market capitalization weighted index that is designed to measure the equity market performance of developed markets. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

12.  The Lipper Global Fund Index measures the performance of the 30 largest mutual funds that invest in securities throughout the world. This index is unmanaged and investors cannot invest directly in this index.

40 OAKMARK FUNDS

Disclosures and Endnotes (continued)

13.  The quote by John Authers is taken from his May 3, 2017 Financial Times article titled, "An Investment Taxonomy That Actually Makes Sense".

14.  The quoted passage is taken from Capitalism and Freedom by Milton Friedman, 1962.

15.  The MSCI World ex U.S. Index (Net) is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

16.  The MSCI EAFE (Europe, Australasia, Far East) Index (Net) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the U.S. & Canada. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

17.  The Lipper International Fund Index reflects the total return of the 30 largest international equity funds. This index is unmanaged and investors cannot invest directly in this index.

18.  The MSCI World ex U.S. Small Cap Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. The MSCI Small Cap Indices target 40% of the eligible Small Cap universe within each industry group, within each country. MSCI defines the Small Cap universe as all listed securities that have a market capitalization in the range of USD200-1,500 million. This benchmark calculates reinvested dividends net of withholding taxes using Luxembourg tax rates. This index is unmanaged and investors cannot invest directly in this index.

19.  The Lipper International Small Cap Fund Index measures the performance of the 10 largest international small-cap funds tracked by Lipper. This index is unmanaged and investors cannot invest directly in this index.

OAKMARK, OAKMARK FUNDS, OAKMARK INTERNATIONAL, and OAKMARK and tree design are trademarks owned or registered by Harris Associates L.P. in the U.S. and/or other countries.

Oakmark.com 41

Oakmark Funds

Trustees and Officers

Trustees

Allan J. Reich—Chair

Thomas H. Hayden

Christine M. Maki

Laurence C. Morse, Ph. D.

Mindy M. Posoff

Steven S. Rogers

Kristi L. Rowsell

Peter S. Voss

Officers

Kristi L. Rowsell—President and Principal Executive Officer

Anthony P. Coniaris—Executive Vice President

Kevin G. Grant—Executive Vice President

Judson H. Brooks—Vice President

Megan J. Claucherty—Vice President

Richard J. Gorman—Vice President, Chief Compliance
Officer, Anti-Money Laundering Officer and Assistant Secretary

Justin D. Hance—Vice President

David G. Herro—Vice President

M. Colin Hudson—Vice President

John J. Kane—Vice President, Principal Financial Officer,
Treasurer

Chris W. Keller—Vice President

Eric Liu—Vice President

Jason E. Long—Vice President

Michael L. Manelli—Vice President

Clyde S. McGregor—Vice President

Ian J. McPheron—Vice President and Chief Legal Officer

Thomas W. Murray—Vice President

Michael J. Neary—Vice President

William C. Nygren—Vice President

Vineeta D. Raketich—Vice President

Andrew J. Tedeschi—Vice President, Assistant Treasurer

Zachary D. Weber—Vice President

Edward J. Wojciechowski—Vice President

Other Information

Investment Adviser

Harris Associates L.P.
111 S. Wacker Drive
Chicago, Illinois 60606-4319

Transfer Agent

Boston Financial Data Services, Inc.
Quincy, Massachusetts

Legal Counsel

K&L Gates LLP
Washington, D.C.

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Chicago, Illinois

Contact Us

Please call 1-800-OAKMARK
(1-800-625-6275)
or 617-483-8327

Website

Oakmark.com

Twitter

@HarrisOakmark

To obtain a prospectus, an application or periodic reports, access our website at Oakmark.com, or call 1-800-OAKMARK (625-6275) or (617) 483-8327.

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Qs are available on the SEC's website at www.sec.gov. The Funds' Form N-Qs may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling toll-free 1-800-625-6275; on the Funds' website at Oakmark.com; and on the SEC's website at www.sec.gov.

No later than August 31 of each year, information regarding how the Adviser, on behalf of the Funds, voted proxies relating to the Funds' portfolio securities for the twelve months ended the preceding June 30 will be available through a link on the Funds' website at Oakmark.com and on the SEC's website at www.sec.gov.

This report is submitted for the general information of the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless it is accompanied or preceded by a currently effective prospectus of the Funds.

No sales charge to the shareholder or to the new investor is made in offering the shares of the Funds; however, a shareholder of the Oakmark International Small Cap Fund may incur a 2% redemption fee on an exchange or redemption of shares held for 90 days or less.

42 OAKMARK FUNDS

Oakmark.com